ANNUAL REPORT

BANKNORTH FUNDS

BANKNORTH LARGE CAP CORE FUND
BANKNORTH LARGE CAP VALUE FUND
BANKNORTH SMALL/MID CAP CORE FUND
BANKNORTH INTERMEDIATE BOND FUND
BANKNORTH VERMONT MUNICIPAL BOND FUND

AUGUST 31, 2002

CONTENTS

President’s Message	1

Management Discussion & Analysis	3

Portfolio of Investments	13

Statements of Assets and Liabilities	34

Statements of Operations	36

Statement of Changes in Net Assets	38

Financial Highlights	42

Combined Notes to Financial Statements	44

Independent Auditor’s Report	51

President’s Message

Dear Shareholder:

I am pleased to present the Annual Report to Shareholders for the Banknorth Funds. This report covers the 12-month reporting period through August 31, 2002 and includes commentary from the funds’ portfolio managers, a complete list of holdings and the financial statements.

Stocks recorded negative returns as concerns over the U.S. economy, corporate accounting scandals and world conflict weakened investor confidence. In contrast, bonds continued to produce positive returns. The following is a summary of fund activity during the reporting period:

Banknorth Large Cap Core Fund seeks to provide investors with long-term capital appreciation through a diversified portfolio of stocks issued by large-cap companies selected through growth-based and value-based strategies. For the reporting period, the fund produced a total return of (9.68)%.1 On August 27, 2002, the Banknorth Large Cap Growth Fund merged into Banknorth Large Cap Core Fund. As a result, the Fund’s net assets grew to reach $76.0 million at the end of the reporting period.

Banknorth Large Cap Value Fund offers the potential for long-term capital appreciation from a diversified portfolio of value-oriented stocks issued by large-cap companies. For the reporting period, due to a decline in the value of its holdings, the fund produced a total return of (12.63)%.1 It paid dividends from income totaling $0.08 per share and a capital gain of $0.90 per share. At the end of the reporting period, the fund’s net assets totaled $42.0 million.

Banknorth Small/Mid Cap Core Fund pursues long-term capital appreciation from a diversified portfolio of small-to-mid sized companies selected through growth-based and value-based strategies.2 For the reporting period, due to a decline in the value of its holdings, the fund produced a total return of (8.65)%.1 The fund’s net assets totaled $20.5 million at the end of the reporting period.

Banknorth Intermediate Bond Fund3 helps investors pursue current income from a diversified, quality portfolio of U.S. government and corporate bonds. During the reporting period, the fund paid dividends totaling $0.53 per share. In addition, the fund’s net asset value increased by $0.10 per share. Through the dividends and net asset value increase, the fund produced a total return of 6.09%.1 At the end of the reporting period, the fund’s net assets totaled $122.6 million.

Banknorth Vermont Municipal Bond Fund, designed for tax-sensitive Vermont residents, offers the potential for current income that is generally exempt from federal regular income tax and Vermont state and municipal personal income tax.3 During the reporting period, the fund’s portfolio of high-quality Vermont municipal bonds paid dividends totaling $0.38 per share. In addition, the fund’s net asset value increased by $0.05 per share. Through the dividends and net asset value increase, the fund produced a total return of 4.33%.1 The fund ended the reporting period with net assets totaling $82.1 million.

While it has been a difficult period for stock investors, bear markets do not last forever. In times like these, stock investors should keep in mind the importance of diversification and a long-term perspective when evaluating their stock holdings.

Thank you for keeping your money working toward your long-term goals through the professional management and diversification of the Banknorth Funds. We are committed to providing you with the highest level of service as we keep you up-to-date on your investment progress.

Sincerely,

/s/ Peter J. Germain

Peter J. Germain
President

September 30, 2002

1
Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns quoted above are based on net asset value and do not reflect the maximum sales charges.

2	Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

3	Income may be subject to the federal alternative minimum tax.

Management Discussion & Analysis

Banknorth Large Cap Core Fund

The year ended August 31, 2002 was yet another unpleasant year for equity investors. While the U.S. economy began to stabilize just as an official recession was being declared, other forces dominated the financial markets. The terrorist attacks of September 11, 2001 and the resulting war on terrorism added considerable uncertainty to the world geopolitical and financial structure overall and to energy markets in particular. In the United States, questions emerged on the reliability of corporate reporting and governance, with a few extreme examples, such as Enron and Worldcom, dominating the news media for an extended period. Even favorable news, such as an improving trend in corporate earnings in the June 2002 quarter, was overwhelmed by investor uncertainty. In this environment the Standard & Poor’s 500 Index (S&P 500)1, our most appropriate benchmark, provided a total return of (17.99)% over the twelve month reporting period.

The Banknorth Large Cap Core Fund performed relatively well in these difficult times. Although it reported a total return of (9.68)%, that beat the S&P 500 by 8.31%. This was accomplished by remaining underweighted in the troubled Technology and Telecommunications sectors, while raising exposure in the more stable Healthcare and Financial sectors for much of the year, as well as emphasizing areas such as Consumer Discretionary and Materials that benefited from the slowly improving U.S. economy. Also important was an emphasis on better quality companies that guarded against many of the high-profile corporate implosions. In addition, we maintained higher than normal levels of cash to provide liquidity and that allowed us the opportunity to acquire attractive stocks as they were beaten down by the market.

We believe the U.S. economy will improve modestly over the coming year, and that the likelihood of yet another down year in the stock market is slim. On the other hand, there is little visibility at this point as to the character of the recovery. We are maintaining a well diversified portfolio with limited exposure to any one stock while slowly working down our cash position as good opportunities present themselves.

1
The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

Banknorth Large Cap Core Fund

GROWTH OF $10,000 INVESTED IN BANKNORTH LARGE CAP CORE FUND1,2

The following chart reflects a hypothetical comparison in the change in value of a $10,000 investment from December 17, 1997 to August 31, 2002, including the maximum sales charge, in Banknorth Large Cap Core Fund, including reinvestment of dividends and distributions, to the S&P 500. Total returns for the index do not reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s returns. The Fund is professionally managed while the index is unmanaged and is not available for investment. During the period, the Fund waived certain fees and expenses; otherwise, total return would have been lower.

AVERAGE ANNUAL TOTAL RETURN3 FOR THE
PERIOD ENDED AUGUST 31, 20022
1 Year	(14.61)%
Since Inception (12/17/97)	3.48%

Investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450).

2
The Fund is the successor to the Investors Equity Fund (Former Fund), a former series of Forum Funds, pursuant to a reorganization that took place on January 8, 2001. Prior to that date, the Fund had no investment operations. The returns provided for periods prior to January 8, 2001, are historical information of the Former Fund. The Former Fund was managed by the Banknorth Group, N.A. and had substantially the same investment policies as the Fund.

3	Total return quoted reflects all applicable sales charges.

Banknorth Large Cap Value Fund

The year ended August 31, 2002 was yet another unpleasant year for equity investors. While the U.S. economy began to stabilize just as an official recession was being declared, other forces dominated the financial markets. The terrorist attacks of September 11, 2001 and the resulting war on terrorism added considerable uncertainty to the world geopolitical and financial structure overall and to energy markets in particular. In the United States, questions emerged on the reliability of corporate reporting and governance, with a few extreme examples, such as Enron and Worldcom, dominating the news media for an extended period. Even favorable news, such as an improving trend in corporate earnings in the June 2002 quarter, was overwhelmed by investor uncertainty. In this environment the Standard & Poor’s 500/Barra Value Index (S&P 500/Barra Value)1 provided a total return of (20.53)% over the twelve month reporting period. The Lipper Large-Cap Value Fund2 average annual total return was (16.01)%.

The Banknorth Large Cap Value Fund performed relatively well in these difficult times. Although it reported a total return of (12.63)%, that beat the S&P 500/Barra Value by 7.90%. The fund lagged early in the reporting period as growth stocks outperformed value in the post-September 11 market in 2001, but as we entered 2002 value stocks began to outperform strongly. Our emphasis on quality financial stocks, particularly regional banks, worked out well for the fund, as did concentration on better quality, higher dividend yield holdings in a number of sectors. Minimal exposure to technology was also a favorable factor.

We believe the U.S. economy will improve modestly over the coming year. Earnings will recover, but not as strongly as is usual at this point in the cycle. We will continue to weight heavily companies with strong cash flows and the ability to pay and grow their dividends in a less than robust environment. We will be cautious with our positions in the troubled Telecommunications and Utility sectors, but feel there may be opportunities in the stronger participants there.

1
The S&P 500/Barra Value Index is a market capitalization-weighted index of the stocks in the S&P 500 Index having the lowest price to book ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. The investment adviser has elected to change the benchmark index from the Wilshire Target Large Company Value Index to the S&P 500/Barra Value Index. The S&P 500/Barra Value Index is more representative of the securities typically held by the Fund.

The Wilshire Large Company Value Index is a focused measurement of the large value sector of the market. The index is comprised of large companies that are monitored using a variety of relative value criteria, the goal of which is to capture the most-attractive value opportunities available. The index is unmanaged, and investments cannot be made in an index.

2
Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

Banknorth Large Cap Value Fund

GROWTH OF $10,000 INVESTED IN BANKNORTH LARGE CAP VALUE FUND1,2

The following chart reflects a hypothetical comparison in the change in value of a $10,000 investment from August 31, 1992 to August 31, 2002, including the maximum sales charge, in Banknorth Large Cap Value Fund, including reinvestment of dividends and distributions, to the Wilshire Target Large Company Value Index and the S&P 500/Barra Value Index. Total returns for each index do not reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s returns. The Fund is professionally managed while the indices are unmanaged and not available for investment. During the period, the Fund waived certain fees and expenses; otherwise, total return would have been lower.

AVERAGE ANNUAL TOTAL RETURN3 FOR THE
PERIOD ENDED AUGUST 31, 20022
1 Year	(17.41)%
5 Years	(2.98)%
10 Years	6.93%

Investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450).

2
The Fund is the successor to a portfolio of assets of CF Value Stock Fund (Former Fund), a common trust fund managed by the Adviser, which was transferred to the Fund on October 2, 2000 in exchange for Fund shares. The quoted returns are the returns of the Former Fund for periods before October 2, 2000, adjusted to reflect the Fund’s expenses. The Former Fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and therefore was not subject to certain investment restrictions that are imposed by the 1940 Act. If the Former Fund had been registered under the 1940 Act, returns may have been adversely affected.

3	Total return quoted reflects all applicable sales charges.

Banknorth Small/Mid Cap Core Fund

The year ended August 31, 2002 was yet another unpleasant year for equity investors. While the U.S. economy began to stabilize just as an official recession was being declared, other forces dominated the financial markets. The terrorist attacks of September 11, 2001 and the resulting war on terrorism added considerable uncertainty to the world geopolitical and financial structure overall and to energy markets in particular. In the United States, questions emerged on the reliability of corporate reporting and governance, with a few extreme examples, such as Enron and Worldcom, dominating the news media for an extended period. Even favorable news, such as an improving trend in corporate earnings in the June 2002 quarter, was overwhelmed by investor uncertainty. In this environment, the Russell Midcap Index1 returned (11.82)%.

The Banknorth Small/Mid Cap Core Fund performed relatively well in these difficult times. Although it reported a total return of (8.65)%, that beat the benchmark by 3.17%. Areas of emphasis were Consumer Discretionary, Finance, Healthcare, and Materials, while Technology, Telecom Services, and Utilities were underweighted. Of significance, a major contributor to our above average performance was the timely sale of a number of positions before they registered significant declines. Our one large cap position, Tyco International, which had been a long time and very successful holding of the fund, has proven to be a good example of the importance of taking profits while one can. Our purchases have been aimed at positioning the portfolio to participate in the U.S. economic recovery we anticipate while at the same time increasing the diversification within the portfolio.

We believe the U.S. economy will improve modestly over the coming year, and that the likelihood of yet another down year in the stock market is slim. On the other hand, there is little visibility at this point as to the character of the recovery. The fund’s concentration on smaller companies that serve niche markets offers the opportunity to target specific sectors and industries that will benefit the most from the unique circumstances we face. With this flexibility and continuing concentration on better quality companies we hope to continue our superior record.

1
The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. The investment adviser has elected to change the benchmark index from the Russell 2500 Index to the Russell Midcap Index. The Russell Midcap Index is more representative of the securities typically held by the Fund.

The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 23% of the total market capitalization of the Russell 3000 Index.

Banknorth Small/Mid Cap Core Fund

GROWTH OF $10,000 INVESTED IN BANKNORTH SMALL MID CAP CORE FUND1,2

The following chart reflects a hypothetical comparison in the change in value of a $10,000 investment from May 31, 1999 to August 31, 2002, including the maximum sales charge, in Banknorth Small/Mid Cap Core Fund, including reinvestment of dividends and distributions, to the Russell 2500 Index and the Russell Midcap Index. Total returns for each index do not reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s returns. The Fund is professionally managed while each index is unmanaged and is not available for investment. During the period, the Fund waived certain fees and expenses; otherwise, total return would have been lower.

AVERAGE ANNUAL TOTAL RETURN3 FOR THE
PERIOD ENDED AUGUST 31, 20022
1 Year	(13.70)%
Since Inception (5/31/99)	(3.46)%

Investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450).

2
The Fund is the successor to a portfolio of assets of CF Mid/Small Cap Fund (Former Fund), a common trust fund managed by the Adviser, which was transferred to the Fund on October 2, 2000 in exchange for Fund shares. The quoted returns are the returns of the Former Fund for periods before October 2, 2000, adjusted to reflect the Fund’s expenses. The Former Fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and therefore was not subject to certain investment restrictions that are imposed by the 1940 Act. If the Former Fund had been registered under the 1940 Act, returns may have been adversely affected.

3	Total return quoted reflects all applicable sales charges.

Banknorth Intermediate Bond Fund

During the last 12 months, interest rates have declined significantly, especially on the shorter end of the yield curve. During the reporting period there were four Federal Reserve Board interest rate cuts with the federal funds target rate dropping from 3.65% to 1.75%.

The Banknorth Intermediate Bond Fund invests primarily in high-quality corporate and government/agency bonds. The fund continues to be more heavily weighted in corporate bonds than its index, the Lehman Brothers Intermediate Government/Credit (LBIGC)1 in anticipation of a stronger U.S. economy. With the economy slowing and with investors expressing concerns over the credit quality of corporate bonds, this area of the market has underperformed U.S. Treasuries. For the year ended August 31, 2002, the fund was up 6.09% and underperformed its benchmark, LBIGC.

The portfolio structure continues to evolve, with more monies being allocated to the government and agency sector, which will help to make the fund’s overall allocation more similar to that of the index. The fund’s manager will continue to look for opportunities between corporate and government allocations as events and the state of the U.S. economy dictate. The average maturity and duration2 remains in the intermediate term, which is in line with the LBIGC. Overall, the portfolio maturity schedule is spread out over a number of years as a defensive measure against interest rate movements.

1	The Lehman Brothers Intermediate Government/Credit Index is a market value weighted performance benchmark for government and corporate fixed-rate debt issues with maturities between one and ten years.

2
Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Banknorth Intermediate Bond Fund

GROWTH OF $10,000 INVESTED IN BANKNORTH INTERMEDIATE BOND FUND1,2

The following chart reflects a hypothetical comparison in the change in value of a $10,0001 investment from August 31, 1992 to August 31, 2002, including the maximum sales charge, in Banknorth Intermediate Bond Fund, including reinvestment of dividends and distributions, to the Lehman Brothers Intermediate Government/Credit Index (LBIGC). Total returns for the index do not reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s returns. The Fund is professionally managed while the index is unmanaged and is not available for investment. During the period, the Fund waived certain fees and expenses; otherwise, total return would have been lower.

AVERAGE ANNUAL TOTAL RETURN3 FOR THE
PERIOD ENDED AUGUST 31, 20022
1 Year	2.07%
5 Years	4.68%
10 Years	4.98%

Investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 3.75% ($10,000 investment minus $375 sales charge = $9,625).

2
The Fund is the successor to a portfolio of assets of CF Max Income Bond Fund (Former Fund), a common trust fund managed by the Adviser, which was transferred to the Fund on October 2, 2000 in exchange for Fund shares. The quoted returns are the returns of the Former Fund on October 2, 2000, adjusted to reflect the Fund’s expenses. The Former Fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and therefore was not subject to certain investment restrictions that are imposed by the 1940 Act. If the Former Fund had been registered under the 1940 Act, returns may have been adversely affected.

3	Total return quoted reflects all applicable sales charges.

Banknorth Vermont Municipal Bond Fund

During the last 12 months, interest rates have declined significantly, especially on the shorter end of the yield curve. During the reporting period there were four Federal Reserve Board interest rate cuts with the federal funds target rate dropping from 3.65% to 1.75%.

The Banknorth Vermont Municipal Bond Fund’s total return for the year ended August 31, 2002 was 4.33%. This performance was comparable to some general and state specific municipal indices; there is no Vermont index for appropriate comparison.

The fund has an average maturity and duration in the intermediate term and invests primarily in high quality Vermont paper, with less than 5% currently in out-of-state issues, excluding the money market balance, of net assets. Our largest issuers include the State of Vermont, Vermont Municipal Bond Bank, Vermont Housing Finance Agency, Vermont Student Assistance Corp. and Vermont Education and Health for Marlboro College.

The Vermont economy lags the US economy as a whole. Unemployment rates are currently lower than the U.S. average, despite the increasing number of corporate layoffs. Like other New England states,  Vermont’s fiscal policy went into deficit in 2002. Yet, the general obligation of the state retained a AA  rating. This credit worthiness helps keep demand for Vermont municipals strong.

The fund has invested maturities on the short end of the curve in anticipation of interest rates rising as the economy recovers. Overall, the portfolio maturity schedule is spread out over a number of years as a defensive measure against interest rate movement.

Banknorth Vermont Municipal Bond Fund

GROWTH OF $10,000 INVESTED IN BANKNORTH VERMONT MUNICIPAL BOND FUND1,2

The following chart reflects a hypothetical comparison in the change in value of a $10,000 investment from August 31, 1992 to August 31, 2002, including the maximum sales charge, in Banknorth Vermont Municipal Bond Fund, including reinvestment of dividends and distributions, to the Lehman Brothers 5-Year Municipal Bond Index.3 Total returns for the index do not reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s returns. The Fund is professionally managed while the index is unmanaged and is not available for investment. During the period, the Fund waived certain fees and expenses; otherwise, total return would have been lower.

AVERAGE ANNUAL TOTAL RETURN4 FOR THE
PERIOD ENDED AUGUST 31, 20022
1 Year	0.40%
5 Years	3.09%
10 Years	3.78%

Investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 3.75% ($10,000 investment minus $375 sales charge = $9,625).

2
The Fund is the successor to a portfolio of assets of CF Vermont Tax Exempt Fund (Former Fund), a common trust fund managed by the Adviser, which was transferred to the Fund on October 2, 2000 in exchange for Fund shares. The quoted returns are the returns of the Former Fund for periods before October 2, 2000, adjusted to reflect the Fund’s expenses. The Former Fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and therefore was not subject to certain investment restrictions that are imposed by the 1940 Act. If the Former Fund had been registered under the 1940 Act, returns may have been adversely affected.

3	The Lehman Brothers 5-Year Municipal Bond Index is a broad market performance benchmark for the tax-exempt bond market. The index is unmanaged and investments cannot be made in an index.

4	Total return quoted reflects all applicable sales charges.

Portfolio of Investments

Banknorth Funds
August 31, 2002

BANKNORTH LARGE CAP CORE FUND

Shares	Security Name	Value

	COMMON STOCK—94.5%

	Aerospace/Defense-2.3%

22,000	General Dynamics Corp.	$1,730,080

	Air Freight & Couriers—2.4%

39,000	FedEx Corp.	1,846,650

	Apparel & Accessory—1.4%

30,000	Jones Apparel Group, Inc. †	1,082,700

	Banks—6.8%

22,000	Bank of America Corp.	1,541,760

40,000	BB&T Corp.	1,522,000

23,000	Silicon Valley Bancshares †	521,180

30,000	Wells Fargo & Co.	1,565,700

		5,150,640

	Brewers—2.8%

40,000	Anheuser-Busch Companies, Inc.	2,126,400

	Chemicals-Diversified—0.8%

15,000	Du Pont (E.I.) de Nemours & Co.	604,650

	Chemicals-Specialty—1.1%

18,000	Ecolab, Inc.	810,720

	Commercial Printing—1.5%

30,000	Banta Corp.	1,126,200

	Consumer Finance—2.2%

82,500	MBNA Corp.	1,666,500

	Diversified Financial Services—1.8%

18,000	FNMA	1,364,040

	Diversified Manufacturing Operations—2.0%

12,000	3M Co.	1,499,400

	Food Distributors—2.2%

60,000	Sysco Corp.	1,701,600

	General Merchandise—5.4%

27,000	Kohl’s Corp. †	1,882,440

42,000	Target Corp.	1,436,400

40,000	TJX Companies, Inc.	791,200

		4,110,040

BANKNORTH LARGE CAP CORE FUND
(continued)

Shares	Security Name	Value

	COMMON STOCK—continued

	Healthcare-Distribution/Services—3.2%

25,000	Cardinal Health, Inc.	$1,621,000

17,500	Express Scripts, Inc. †	840,000

		2,461,000

	Healthcare-Equipment—4.4%

54,300	Medtronic, Inc.	2,236,074

20,000	Stryker Corp.	1,127,400

		3,363,474

	Healthcare-Facility—1.3%

50,000	Health Management Associates, Inc. Class A †	962,500

	Home Building—1.3%

20,000	Centex Corp.	1,009,800

	Home Furnishings—1.3%

20,000	Mohawk Industries, Inc. †	990,000

	Hotels—1.3%

40,000	Carnival Corp.	978,800

	Household Products—2.3%

20,000	Procter & Gamble Co.	1,773,000

	Industrial Gases—2.1%

34,000	Air Products & Chemicals, Inc.	1,594,940

	Insurance-Brokers—1.9%

30,000	Marsh & McLennan Companies, Inc.	1,459,500

	Insurance-Life/Health—7.5%

50,000	AFLAC, Inc.	1,530,500

42,500	Jefferson-Pilot Corp.	1,790,100

27,000	UnitedHealth Group, Inc.	2,385,450

		5,706,050

	Insurance-Multiple/Property/Casualty—1.7%

20,000	American International Group, Inc.	1,256,000

	Machinery Industrial—3.6%

15,000	Danaher Corp.	902,250

27,000	Illinois Tool Works, Inc.	1,850,040

		2,752,290

	Networking Equipment—2.1%

117,720	Cisco Systems, Inc. †	1,626,890

BANKNORTH LARGE CAP CORE FUND
(continued)

Shares	Security Name	Value

	COMMON STOCK—continued

	Oil & Gas Exploration/Production—1.8%

30,000	Anadarko Petroleum Corp.	$1,339,200

	Oil & Gas Integrated—2.0%

42,000	Exxon Mobil Corp.	1,488,900

	Packaged Foods—1.2%

40,000	McCormick & Co., Inc.	926,000

	Paper Packaging—1.2%

18,000	Bemis Co., Inc.	953,640

	Pharmaceuticals—4.9%

42,000	Johnson & Johnson	2,281,020

42,500	Pfizer, Inc.	1,405,900

		3,686,920

	Publishing & Printing—1.5%

15,000	Gannett Co., Inc.	1,139,400

	Restaurants—0.7%

18,000	Brinker International, Inc. †	498,960

	Retail-Home Improvement—1.8%

42,500	Home Depot, Inc.	1,399,526

	Semiconductor Equipment—1.3%

76,000	Applied Materials, Inc. †	1,015,360

	Semiconductors—2.0%

90,000	Intel Corp.	1,500,300

	Services-Data Processing—3.3%

40,000	Concord EFS, Inc. †	817,600

49,000	First Data Corp.	1,702,750

		2,520,350

	Soft Drinks—2.1%

40,000	PepsiCo, Inc.	1,582,000

	Specialty Stores—1.8%

98,000	Staples, Inc. †	1,362,200

	Systems Software—2.2%

34,000	Microsoft Corp. †	1,670,080

	TOTAL COMMON STOCK (Cost $64,528,441)	71,836,700

BANKNORTH LARGE CAP CORE FUND
(continued)

Shares	Security Name	Value

	SHORT-TERM INVESTMENTS—6.7%

1,018,627	Daily Assets Treasury Obligations Fund	$1,018,627

1,201,687	Deutsche Money Market Fund	1,201,687

2,868,306	Forum Daily Assets Government Obligations Fund	2,868,306

	TOTAL SHORT-TERM INVESTMENTS (Cost $5,088,620)	5,088,620

	TOTAL INVESTMENTS IN SECURITIES (Cost $69,617,061)—101.2%	76,925,320

	Other Assets and Liabilities, Net—(1.2)%	(905,037)

	TOTAL NET ASSETS—100.0%	$76,020,283

†Non-income earning securities.

BANKNORTH LARGE CAP VALUE FUND

Shares	Security Name	Value

	COMMON STOCK—100.6%

	Aerospace/Defense—1.8%

25,000	Honeywell International, Inc.	$748,750

	Auto Parts & Equipment—5.4%

26,500	Johnson Controls, Inc.	2,286,685

	Banks—23.6%

32,000	Bank of America Corp.	2,242,560

70,000	BB&T Corp.	2,663,500

55,000	North Fork Bancorporation, Inc.	2,308,350

40,000	SunTrust Banks Inc.	2,700,400

		9,914,810

	Building Materials—2.3%

40,000	Masco Corp.	966,400

	Chemicals-Diversified—5.1%

70,500	Dow Chemical Co.	2,130,510

	Commercial Services & Supplies—2.0%

30,000	HON Industries, Inc.	824,100

	Diversified Financial Services—6.3%

30,000	Citigroup, Inc.	982,500

22,000	FNMA	1,667,160

		2,649,660

	Electric Utilities—7.2%

30,000	Dominion Resources, Inc.	1,881,300

40,000	Southern Company	1,158,400

		3,039,700

	General Merchandise—3.2%

68,000	TJX Companies, Inc.	1,345,041

	Healthcare-Equipment—8.4%

44,100	Baxter International, Inc.	1,600,389

63,550	Becton Dickinson & Company	1,940,182

		3,540,571

	Hotels—1.5%

25,250	Carnival Corp.	617,868

	Household Products—3.7%

17,500	Procter & Gamble Co.	1,551,375

BANKNORTH LARGE CAP VALUE FUND
(continued)

Shares	Security Name	Value

	COMMON STOCK—continued

	Industrial Gases—5.0%

45,000	Air Products & Chemicals, Inc.	$2,110,950

	Insurance-Multiple/Property/Casualty—3.6%

44,900	Ace Limited	1,428,269

1,296	Travelers Property Casualty Corp. Class A †	20,373

2,662	Travelers Property Casualty Corp. Class B †	43,364

		1,492,006

	Integrated Telecommunications Services—5.9%

46,818	Telefonica SA ADR †	1,290,304

38,000	Verizon Communications, Inc.	1,178,000

		2,468,304

	Oil & Gas-Integrated—11.9%

58,000	BP Amoco plc ADR	2,714,400

64,400	Exxon Mobil Corp.	2,282,980

		4,997,380

	Packaged Foods—1.8%

10,000	Hershey Foods Corp.	757,501

	Semiconductors—1.9%

49,000	Intel Corp.	816,831

	TOTAL COMMON STOCK (Cost $23,221,311)	42,258,442

	SHORT-TERM INVESTMENT—0.0%

9,441	Daily Assets Treasury Obligations Fund (Cost $9,441)	9,441

	TOTAL INVESTMENTS IN SECURITIES (Cost $23,230,752)—100.6%	42,267,883

	Other Assets and Liabilities, Net—(0.6)%	(238,392)

	TOTAL NET ASSETS—100.0%	$42,029,491

†Non-income earning securities.

BANKNORTH SMALL/MID CAP CORE FUND

Shares	Security Name	Value

	COMMON STOCK—96.5%

	Aerospace/Defense—4.0%

16,000	L-3 Communications Holdings, Inc. †	$814,240

	Apparel & Accessory—9.7%

45,000	Fossil, Inc. †	983,700

28,000	Jones Apparel Group, Inc. †	1,010,520

		1,994,220

	Banks—8.7%

20,000	Commerce Bancorp, Inc.	948,200

10,000	First Tennessee National Corp.	383,000

20,000	Silicon Valley Bancshares †	453,200

		1,784,400

	Building Products—1.8%

15,000	Masco Corp.	362,400

	Chemicals-Diversified—2.4%

19,000	Engelhard Corp.	497,040

	Chemicals-Specialty—7.3%

23,600	Ecolab, Inc.	1,062,944

11,000	Minerals Technologies, Inc.	437,250

		1,500,194

	Commercial Services/Supplies—2.0%

15,000	HON Industries, Inc.	412,050

	Diversified Financial Services—2.3%

16,600	Eaton Vance Corp.	478,246

	Diversified Manufacturing Operations—6.0%

11,000	Carlisle Companies, Inc.	492,800

6,000	Pentair, Inc.	260,640

10,000	Teleflex, Inc.	483,700

		1,237,140

	Electronic Equipment/Instruments—2.2%

12,500	Diebold, Inc.	450,500

	Healthcare-Distribution/Services—1.8%

7,500	Express Scripts, Inc. †	360,000

	Healthcare-Equipment—2.9%

15,000	Dentsply International, Inc.	595,050

	Healthcare-Facility—2.3%

25,000	Health Management Associates, Inc. Class A †	481,250

	Healthcare-Managed—2.1%

16,000	First Health Group Corp. †	424,160

BANKNORTH SMALL/MID CAP CORE FUND
(continued)

Shares	Security Name	Value

	COMMON STOCK—continued

	Home Furnishings—2.3%

20,000	Leggett & Platt, Inc.	$463,000

	Household Products—3.1%

20,000	Church & Dwight Co., Inc.	626,000

	Information Technology Consulting & Services—3.7%

17,500	Acxiom Corp. †	308,875

12,000	Computer Sciences Corp. †	441,960

		750,835

	Insurance-Life/Health—2.6%

12,500	Jefferson-Pilot Corp.	526,500

	Insurance-Multiple/Property/Casualty—7.9%

13,200	AMBAC Financial Group, Inc.	759,133

20,000	Radian Group, Inc.	869,200

		1,628,333

	Machinery Industrial—2.0%

7,000	Danaher Corp.	421,050

	Oil & Gas Equipment/Services—1.6%

11,000	BJ Services Co. †	335,610

	Oil & Gas Exploration/Production—2.1%

5,000	Murphy Oil Corp.	428,250

	Packaged Foods—6.7%

20,000	Hormel Foods Corp.	456,600

40,000	McCormick & Co., Inc.	926,000

		1,382,600

	Restaurants—3.7%

27,000	The Cheesecake Factory †	769,230

	Services-Data Processing—2.2%

12,000	Fiserv, Inc. †	441,720

	Specialty Stores—3.1%

30,000	Linens ‘n Things, Inc. †	647,100

	TOTAL COMMON STOCK (Cost $17,644,826)	19,811,118

	SHORT-TERM INVESTMENT—2.5%

520,543	Daily Assets Treasury Obligations Fund (Cost $520,543)	520,543

	TOTAL INVESTMENTS IN SECURITIES (Cost $18,165,369)—99.0%	20,331,661

	Other Assets and Liabilities, Net—1.0%	203,800

	TOTAL NET ASSETS—100.0%	$20,535,461

† Non-income earning securities.

BANKNORTH INTERMEDIATE BOND FUND

Principal	Security Name	Interest Rate	Maturity	Value

	CORPORATE BONDS & NOTES—70.4%

	Automotive Repair, Services & Parking—0.4%

$500,000	Hertz Corp.	6.38	10/15/05	$494,926

	Building Materials, Hardware, Garden Supply & Mobile Home Dealers—1.1%

900,000	Lowe’s Companies, Inc.	6.38	12/15/05	980,909

303,000	Sherwin-Williams Co.	6.85	02/01/07	330,802

				1,311,711

	Business Services—0.7%

750,000	First Data Corp.	6.75	07/15/05	825,389

	Chemicals & Allied Products—2.8%

500,000	Abbott Laboratories	6.40	12/01/06	547,856

150,000	American Home Products Corp.	6.50	10/15/02	150,545

600,000	Du Pont (E.I.) de Nemours & Co.	6.50	09/01/02	600,000

900,000	Du Pont (E.I.) de Nemours & Co.	6.75	10/15/02	904,780

1,000,000	Eli Lilly & Co.	7.13	06/01/25	1,131,062
45,000	Gillette Co.	6.25	08/15/03	46,691

				3,380,934

	Communications—4.9%

1,000,000	360 Communications Co.	6.65	01/15/08	1,045,442

250,000	GTE South, Inc.	6.13	06/15/07	254,542

500,000	New York Telephone Co.	6.00	04/15/08	503,261

2,000,000	Pacific Bell	6.25	03/01/05	2,122,834

700,000	Pacific Bell	6.88	08/15/06	756,486

1,200,000	Southern New England Telecommunications	7.00	08/15/05	1,304,656

				5,987,221

	Depository Institutions—13.2%

1,000,000	ABN Amro Bank, Chicago	7.55	06/28/06	1,120,588

2,025,000	ABN Amro Bank, North America Finance, Inc.	8.25	08/01/09	2,169,798

250,000	BankAmerica Corp.	7.63	06/15/04	271,439

1,000,000	BankBoston NA	6.50	12/19/07	1,077,144

1,000,000	Bank of New York Co., Inc.	6.63	06/15/03	1,035,439

200,000	Bank One Arizona	6.00	09/15/05	216,662

1,000,000	Chemical Bank	6.63	08/15/05	1,082,017

1,500,000	Citicorp	7.13	09/01/05	1,644,176

2,000,000	Citigroup, Inc.	6.20	03/15/09	2,158,472

500,000	Commercial Credit Co.	6.50	06/01/05	543,555

1,160,000	Mellon Bank NA	7.00	03/15/06	1,287,498

1,000,000	Mercantile Bancorp	7.30	06/15/07	1,129,233

500,000	National City Corp.	6.63	03/01/04	528,857

BANKNORTH INTERMEDIATE BOND FUND
(continued)

Principal	Security Name	Interest Rate	Maturity	Value

	CORPORATE BONDS & NOTES—continued

	Depository Institutions—continued

$500,000	Southtrust Bank NA	7.00	11/15/08	$565,458

1,250,000	Suntrust Banks, Inc.	6.25	06/01/08	1,379,101

				16,209,437

	Eating & Drinking Places—0.5%

500,000	McDonald’s Corp.	6.50	08/01/07	563,296

	Electric, Gas & Sanitary Services—8.2%

500,000	Alabama Power Co.	5.49	11/01/05	529,917

1,000,000	Alabama Power Co.	7.13	10/01/07	1,131,986

1,030,000	Carolina Power & Light Co.	5.88	01/15/04	1,067,045

250,000	Carolina Power & Light Co.	7.88	04/15/04	267,951

1,000,000	Carolina Power & Light Co.	6.80	08/15/07	1,095,117

50,000	Carolina Telegraph & Telephone	6.13	05/01/03	47,112

50,000	Consolidated Edison	6.38	04/01/03	51,085

500,000	Consolidated Edison	6.45	12/01/07	550,803

1,300,000	Consolidated Edison	8.13	05/01/10	1,567,067

250,000	FPL Group Capital, Inc.	6.88	06/01/04	263,494

600,000	Midamerican Energy Co.	6.38	06/15/06	634,360

1,650,000	Public Service Electric & Gas Co.	6.50	05/01/04	1,747,530

1,050,000	Public Service Electric & Gas Co.	6.75	03/01/06	1,147,031

				10,100,498

	Electronic & Other Electrical Equipment & Components Except Computer Equipment—1.1%

1,300,000	Sony Corp.	6.13	03/04/03	1,325,633

	Food & Kindred Products—1.2%

500,000	Campbell Soup Co.	6.15	12/01/02	504,305

940,000	Pepsico, Inc.	7.05	05/15/06	968,788

				1,473,093

	General Merchandise Stores—3.3%

500,000	Dayton Hudson Corp.	7.25	09/01/04	542,979

1,250,000	Sears Roebuck & Co.	6.25	01/15/04	1,291,855

2,150,000	Wal-Mart Stores, Inc.	6.38	03/01/03	2,194,726

				4,029,560

	Industrial & Commercial Machinery & Computer Equipment—5.0%

1,000,000	Baker Hughes, Inc.	6.25	01/15/09	1,080,952

1,800,000	IBM Corp.	7.25	11/01/02	1,813,838

BANKNORTH INTERMEDIATE BOND FUND
(continued)

Principal	Security Name	Interest Rate	Maturity	Value

	CORPORATE BONDS & NOTES—continued

	Industrial & Commercial Machinery & Computer Equipment—continued

$2,000,000	IBM Corp.	6.45	08/01/07	$2,197,064

1,000,000	IBM Corp.	7.00	10/30/25	1,083,926

				6,175,780

	Insurance Agents, Brokers & Service—0.3%

300,000	Marsh & McLennan Companies, Inc.	6.63	06/15/04	321,958

	Insurance Carriers—0.8%

500,000	American General Finance	6.38	03/01/03	510,129

500,000	First Colony Corp.	6.63	08/01/03	519,736

				1,029,865

	Measuring, Analyzing, & Controlling Instruments; Photographic,

	Medical & Optical Goods—0.9%

1,000,000	Baxter International, Inc.	7.13	02/01/07	1,109,055

	Motion Pictures—2.4%

2,550,000	Walt Disney Co.	6.75	03/30/06	2,700,654

200,000	Walt Disney Co.	5.62	12/01/08	201,471

				2,902,125

	Nondepository Credit Institutions—2.1%

200,000	General Motors Acceptance Corp.	7.00	09/15/02	200,224

500,000	General Motors Acceptance Corp.	6.63	10/01/02	501,325

500,000	General Motors Acceptance Corp.	7.13	05/01/03	510,084

1,000,000	General Motors Acceptance Corp.	6.63	10/15/05	1,031,461

300,000	Household Finance Corp.	7.20	07/15/06	312,426

				2,555,520

	Paper & Allied Products—0.4%

500,000	International Paper Co.	7.63	08/01/04	539,428

	Petroleum Refining & Related Industries—0.2%

200,000	Texaco Capital, Inc.	6.00	06/15/05	215,824

	Railroad Transportation—0.1%

150,000	CSX Transportation, Inc.	6.87	08/15/03	155,906

	Rubber & Miscellaneous Plastics & Products—0.4%

500,000	Newell Rubbermaid	6.60	11/15/06	539,786

	Security & Commodity Brokers, Dealers, Exchanges & Services—11.1%

500,000	Bear Stearns Companies, Inc.	6.63	01/15/04	524,877

1,000,000	Bear Stearns Companies, Inc.	7.00	03/01/07	1,097,813

BANKNORTH INTERMEDIATE BOND FUND
(continued)

Principal	Security Name	Interest Rate	Maturity	Value

	CORPORATE BONDS & NOTES—continued

	Security & Commodity Brokers, Dealers, Exchanges & Services—continued

$1,000,000	Dean Witter Discover & Co.	6.88	03/01/03	$1,023,965

1,000,000	Dean Witter Discover & Co.	6.50	11/01/05	1,077,625

500,000	Dean Witter Discover & Co.	6.30	01/15/06	533,559

1,000,000	Goldman Sachs Group, Inc.	7.35	10/01/09	1,115,291

1,500,000	Lehman Brothers Holdings, Inc.	8.50	08/01/15	1,830,348

3,950,000	Merrill Lynch & Co., Inc.	6.55	08/01/04	4,214,176

660,000	Paine Webber Group, Inc.	7.39	10/16/17	738,814

655,000	Salomon Smith Barney Holdings	6.63	11/15/03	689,139

500,000	Salomon Smith Barney Holdings	6.38	10/01/04	531,992

250,000	Transamerica Financial Corp.	7.50	03/15/04	266,037

				13,643,636

	Stone, Clay, Glass & Concrete Products—0.1%

150,000	CSR America, Inc.	6.88	07/21/05	164,297

	Transportation Equipment—9.2%

1,000,000	Boeing Co.	6.35	06/15/03	1,024,610

1,000,000	Daimler Chrysler	7.40	01/20/05	1,067,430

600,000	Ford Motor Co.	7.25	10/01/08	596,428

500,000	Ford Motor Credit Co.	6.13	01/09/06	490,615

150,000	General Motors Corp.	7.00	06/15/03	153,417

1,000,000	General Motors Corp.	6.25	05/01/05	1,035,017

1,995,000	General Motors Corp.	7.10	03/15/06	2,099,714

1,000,000	General Motors Corp.	6.38	05/01/08	1,017,377

2,000,000	General Motors Corp.	7.20	01/15/11	2,043,122

1,675,000	USL Capital Corp.	6.63	05/15/03	1,707,262

				11,234,992

	TOTAL CORPORATE BONDS & NOTES (Cost $80,923,779)			86,289,870

	U.S. GOVERNMENT AGENCY SECURITIES—18.4%

	Federal Farm Credit Bank—1.7%

1,000,000	Federal Farm Credit Bank	4.28	12/17/04	1,007,517

1,000,000	Federal Farm Credit Bank	6.40	08/15/11	1,035,463

				2,042,980

	Federal Home Loan Bank—10.1%

1,000,000	Federal Home Loan Bank	4.04	02/13/06	1,008,219

1,000,000	Federal Home Loan Bank	5.00	04/16/07	1,003,866

1,000,000	Federal Home Loan Bank	6.00	06/20/07	1,031,558

2,000,000	Federal Home Loan Bank	6.18	04/17/08	2,050,982

BANKNORTH INTERMEDIATE BOND FUND
(continued)

Principal or Shares	Security Name	Interest Rate	Maturity	Value

	CORPORATE BONDS & NOTES—continued

	Federal Home Loan Bank—continued

$1,000,000	Federal Home Loan Bank	6.09	06/04/08	$1,050,572

1,000,000	Federal Home Loan Bank	5.23	08/13/09	1,015,827

1,000,000	Federal Home Loan Bank	5.60	10/22/09	1,003,855

1,000,000	Federal Home Loan Bank	5.20	08/20/10	1,011,749

1,000,000	Federal Home Loan Bank	6.25	03/01/11	1,067,364

1,000,000	Federal Home Loan Bank	6.30	08/09/11	1,055,319

1,000,000	Federal Home Loan Bank	6.50	01/17/12	1,015,806

				12,315,117

	Federal National Mortgage Association—6.6%

1,500,000	Federal National Mortgage Association	5.75	04/15/03	1,537,124

450,000	Federal National Mortgage Association	6.40	12/26/07	455,390

2,000,000	Federal National Mortgage Association	5.50	10/23/09	2,008,321

1,000,000	Federal National Mortgage Association	6.00	01/07/09	1,011,516

1,000,000	Federal National Mortgage Association	6.04	01/07/09	1,069,968

1,000,000	Federal National Mortgage Association	5.68	10/07/11	1,020,564

1,000,000	Federal National Mortgage Association	6.00	01/18/12	1,042,483

				8,145,366

	TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $21,972,005)			22,503,463

	U.S. TREASURY SECURITIES—9.0%

1,000,000	U.S. Treasury Notes	6.50	08/15/05	1,114,101

9,000,000	U.S. Treasury Notes	5.88	11/15/05	9,904,922

	TOTAL U.S. TREASURY SECURITIES (Cost $10,281,748)			11,019,023

	SHORT-TERM INVESTMENT—0.5%

692,276	Daily Assets Treasury Obligations Fund (Cost $692,276)			692,276

	TOTAL INVESTMENTS IN SECURITIES (Cost $113,869,808)—98.3%			120,504,632

	Other Assets and Liabilities, Net—1.7%			2,081,764

	TOTAL NET ASSETS—100.0%			$122,586,396

BANKNORTH VERMONT MUNICIPAL BOND FUND

Principal	Security Name	Interest Rate	Maturity Date	Value

	MUNICIPAL BONDS—90.7%

	Delaware—0.0%

$ 5,000	Delaware State Housing Authority SFH RV, Residential Mortgage, Series A, FHA/VA insured	9.38	06/01/12	$ 5,017

	Louisiana—0.7%

184,000	Jefferson Parish, LA, Home Mortgage Authority, SFH RV, FGIC/FHA/VA insured	7.10	08/01/10	227,954

180,000	Lafayette, LA, Public Transportation Financing Authority, SFH RV, FHA/VA insured	7.20	04/01/10	210,051

155,000	Monroe-West Monroe, LA, Public Transportation Financing Authority, SFH RV	7.20	08/01/10	180,671

				618,676

	Puerto Rico—4.1%

760,000	Commonwealth of Puerto Rico, Aqueduct & Sewer Authority, Utility RV, MBIA insured	4.50	07/01/03	780,694

2,000,000	Commonwealth of Puerto Rico, GO Bonds, MBIA-IBC insured	5.50	07/01/09	2,296,880

300,000	University of Puerto Rico, Educational Facilities RV, Series N, MBIA insured	4.90	06/01/03	308,259

				3,385,833

	Vermont—85.8%

1,000,000	Burlington, VT, Electric RV, Series A, MBIA insured	4.90	07/01/03	1,029,360

500,000	Burlington, VT, Electric RV, Series A, MBIA insured	5.00	07/01/04	530,580

415,000	Burlington, VT, GO Bonds, Series A	5.00	12/01/04	445,727

800,000	Burlington, VT, GO Bonds, Series A	5.10	12/01/05	876,432

785,000	Burlington, VT, GO Bonds, Series A	5.20	12/01/06	853,099

400,000	Burlington, VT, Waterworks System, Utility RV, Series A, FGIC insured	4.50	07/01/04	420,564

300,000	Burlington, VT, Waterworks System, Utility RV, Series A, FGIC insured	4.65	07/01/06	324,417

150,000	Burlington, VT, Waterworks System, Utility RV, Series A, FGIC insured	4.75	07/01/07	163,529

300,000	Burlington, VT, Waterworks System, Utility RV, Series A, FGIC insured	4.80	07/01/08	323,850

95,000	Champlain Valley, VT, Union SD No. 15, GO Bonds	5.00	06/01/08	95,138

145,000	Champlain Valley, VT, Union SD No. 15, GO Bonds	5.13	06/01/12	145,145

175,000	Chittenden, VT, Solid Waste District, Utility RV, Radian insured	6.00	01/01/03	177,525

90,000	Fair Haven, VT, Union SD, GO Bonds, AMBAC insured	4.75	12/01/02	90,770

90,000	Fair Haven, VT, Union SD, GO Bonds, AMBAC insured	4.85	12/01/03	93,727

90,000	Fair Haven, VT, Union SD, GO Bonds, AMBAC insured	4.95	12/01/04	96,192

90,000	Fair Haven, VT, Union SD, GO Bonds, AMBAC insured	5.00	12/01/05	97,845

90,000	Fair Haven, VT, Union SD, GO Bonds, AMBAC insured	5.05	12/01/06	97,203

25,000	Norwich, VT, SD, GO Bonds, AMBAC insured	4.50	07/15/09	26,903

75,000	Pawlett/Rupert, VT, Union Elementary SD No. 47, Educational Facilities RV, MBIA insured	4.75	11/01/02	75,431

BANKNORTH VERMONT MUNICIPAL BOND FUND
(continued)

Principal	Security Name	Interest Rate	Maturity Date	Value

	MUNICIPAL BONDS—continued

	Vermont—continued

$ 70,000	Pawlett/Rupert, VT, Union Elementary SD No. 47, Educational Facilities RV, MBIA insured	5.00	11/01/03	$ 72,843

120,000	Pawlett/Rupert, VT, Union Elementary SD No. 47, Educational Facilities RV, MBIA insured	5.00	11/01/04	128,100

30,000	Shelburne, VT, SD, GO Bonds	5.00	06/01/08	30,044

145,000	Shelburne, VT, SD, GO Bonds	5.10	06/01/10	145,180

120,000	Shelburne, VT, SD, GO Bonds	5.13	06/01/11	120,134

135,000	Shelburne, VT, SD, GO Bonds	5.13	06/01/12	135,135

510,000	St. Johnsbury, VT, SD, GO Bonds, AMBAC insured	4.50	09/01/04	537,805

500,000	St. Johnsbury, VT, SD, GO Bonds, AMBAC insured	4.50	09/01/05	534,715

520,000	St. Johnsbury, VT, SD, GO Bonds, AMBAC insured	4.55	09/01/06	562,739

515,000	St. Johnsbury, VT, SD, GO Bonds, AMBAC insured	4.65	09/01/07	560,897

520,000	St. Johnsbury, VT, SD, GO Bonds, AMBAC insured	4.80	09/01/08	568,828

1,776,250	Vermont Economic Development Authority Industrial RV Bonds, Tubbs Project [1]	6.18	08/31/06	1,777,475

4,650,000	Vermont Educational Facilities Authority, Educational Facilities RV, Marlboro College Project [1]	5.25	04/01/19	4,501,432

1,464,000	Vermont Education & Health Authority, Healthcare RV, North Country Project [1,2]	2.76	10/01/11	1,447,281

50,000	Vermont Educational & Health Buildings Financing Agency, Educational Facilities RV, Champlain College Project, Series A, Merchants Bank, LOC	5.40	10/01/02	50,129

90,000	Vermont Educational & Health Buildings Financing Agency, Educational Facilities RV, Champlain College Project, Series A, Merchants Bank, LOC	5.60	10/01/04	94,188

85,000	Vermont Educational & Health Buildings Financing Agency, Educational Facilities RV, Landmark College Project, Series A, Remarketed 11/1/94, Vermont National Bank, LOC	6.15	11/01/02	85,530

70,000	Vermont Educational & Health Buildings Financing Agency, Educational Facilities RV, Landmark College Project, Series A, Remarketed 11/1/94, Vermont National Bank, LOC	6.20	11/01/03	72,841

190,000	Vermont Educational & Health Buildings Financing Agency, Educational Facilities RV, Landmark College Project, Series A, Remarketed 11/1/94, Vermont National Bank, LOC	7.15	11/01/14	199,301

285,000	Vermont Educational & Health Buildings Financing Agency, Educational Facilities RV, Middlebury College Project	5.00	11/01/02	286,761

350,000	Vermont Educational & Health Buildings Financing Agency, Educational Facilities RV, Middlebury College Project	5.55	11/01/03	366,909

770,000	Vermont Educational & Health Buildings Financing Agency, Educational Facilities RV, Middlebury College Project	5.30	11/01/08	856,417

260,000	Vermont Educational & Health Buildings Financing Agency, Educational Facilities RV, Middlebury College Project, Prerefunded 11/01/03 @ 102	5.80	11/01/05	278,429

160,000	Vermont Educational & Health Buildings Financing Agency, Educational Facilities RV, Middlebury College Project, Prerefunded 11/01/03 @ 102	5.90	11/01/06	171,526

BANKNORTH VERMONT MUNICIPAL BOND FUND
(continued)

Principal	Security Name	Interest Rate	Maturity Date	Value

	MUNICIPAL BONDS—continued

	Vermont—continued

$150,000	Vermont Educational & Health Buildings Financing Agency, Educational Facilities RV, Middlebury College Project, Prerefunded 11/01/03 @ 102	6.00	11/01/07	$160,979

400,000	Vermont Educational & Health Buildings Financing Agency, Educational Facilities RV, Middlebury College Project, Series A	4.00	11/01/13	408,544

3,000	Vermont Educational & Health Buildings Financing Agency, Educational Facilities RV, Middlebury College Project, Series A [2]	2.05	11/01/27	3,013

310,000	Vermont Educational & Health Buildings Financing Agency, Educational Facilities RV, St. Michaels College Project	6.80	10/01/02	311,473

410,000	Vermont Educational & Health Buildings Financing Agency, Educational Facilities RV, St. Michaels College Project	5.20	04/01/03	419,360

130,000	Vermont Educational & Health Buildings Financing Agency, Educational Facilities RV, St. Michaels College Project	5.30	04/01/04	137,575

20,000	Vermont Educational & Health Buildings Financing Agency, Educational Facilities RV, St. Michaels College Project	5.75	10/01/04	21,692

140,000	Vermont Educational & Health Buildings Financing Agency, Educational Facilities RV, St. Michaels College Project	5.40	04/01/05	151,880

100,000	Vermont Educational & Health Buildings Financing Agency, Educational Facilities RV, St. Michaels College Project, Prerefunded 10/01/04 @ 102	5.90	10/01/06	110,699

1,190,000	Vermont Educational & Health Buildings Financing Agency, Educational Facilities RV, St. Michaels College Project, Prerefunded 10/01/04 @ 102	6.50	10/01/14	1,331,907

210,000	Vermont Educational & Health Buildings Financing Agency, Healthcare RV, Central Vermont Hospital & Nursing Project	4.13	11/15/02	211,138

430,000	Vermont Educational & Health Buildings Financing Agency, Healthcare RV, Central Vermont Hospital & Nursing Project, AMBAC insured	4.25	11/15/03	443,644

555,000	Vermont Educational & Health Buildings Financing Agency, Healthcare RV, Central Vermont Hospital & Nursing Project, AMBAC insured	4.38	11/15/04	585,852

60,000	Vermont Educational & Health Buildings Financing Agency, Healthcare RV, Central Vermont Hospital & Nursing Project, AMBAC insured	4.40	11/15/05	63,889

605,000	Vermont Educational & Health Buildings Financing Agency, Healthcare RV, Central Vermont Hospital & Nursing Project, AMBAC insured	4.50	11/15/06	648,348

200,000	Vermont Educational & Health Buildings Financing Agency, Healthcare RV, Central Vermont Hospital & Nursing Project, AMBAC insured	4.63	11/15/07	215,186

65,000	Vermont Educational & Health Buildings Financing Agency, Healthcare RV, Fletcher Allen Health Project, Series A, AMBAC insured	5.30	12/01/08	72,427

55,000	Vermont Educational & Health Buildings Financing Agency, Healthcare RV, Fletcher Allen Health Project, Series A, AMBAC insured	5.30	12/01/09	61,234

295,000	Vermont Educational & Health Buildings Financing Agency, Healthcare RV, Medical Center Hospital of Vermont Project, FGIC insured	5.50	09/01/02	295,035

210,000	Vermont Educational & Health Buildings Financing Agency, Healthcare RV, Rutland Regional Medical Center Project, Series A, MBIA insured	5.00	04/01/03	210,596

BANKNORTH VERMONT MUNICIPAL BOND FUND
(continued)

Principal	Security Name	Interest Rate	Maturity Date	Value

	MUNICIPAL BONDS—continued

	Vermont—continued

$400,000	Vermont Educational & Health Buildings Financing Agency, Healthcare RV, Rutland Regional Medical Center Project, Series A, MBIA insured	5.05	04/01/04	$401,084

305,000	Vermont Educational & Health Buildings Financing Agency Healthcare RV, Rutland Regional Medical Center Project, Series A, MBIA insured	5.15	04/01/05	305,726

500,000	Vermont Educational & Health Buildings Financing Agency, Healthcare RV, Rutland Regional Medical Center Project, Series A, MBIA insured	5.20	04/01/06	501,035

350,000	Vermont Educational & Health Buildings Financing Agency, Healthcare RV, Rutland Regional Medical Center Project, Series A, MBIA insured	5.25	04/01/07	350,634

375,000	Vermont Educational & Health Buildings Financing Agency, Healthcare RV, Rutland Regional Medical Center Project, Series A, MBIA insured	5.30	04/01/08	375,604

700,000	Vermont Housing Finance Agency, Housing RV, Butler House [1,3]	2.00	05/10/03	699,727

1,450,000	Vermont Housing Finance Agency, Housing RV, Hollow Drive Community [1,3]	2.50	04/10/03	1,450,304

1,495,000	Vermont Housing Finance Agency, Housing RV, Richford Community [1,3]	2.50	06/30/03	1,495,313

465,000	Vermont Housing Finance Agency, MFH RV, Series A, HUD Sec 8 insured	5.25	02/15/03	472,166

205,000	Vermont Housing Finance Agency, MFH RV, Series A, HUD Sec 8 insured	4.45	02/15/08	210,797

130,000	Vermont Housing Finance Agency, MFH RV, Series A, HUD Sec 8 insured	4.55	02/15/09	132,991

150,000	Vermont Housing Finance Agency, SFH RV, Home Mortgage Program, Series A	7.75	06/15/16	150,437

245,000	Vermont Housing Finance Agency, SFH RV, Home Mortgage Program, Series B, FHA insured	7.40	12/01/05	247,867

15,000	Vermont Housing Finance Agency, SFH RV, Series 1, Remarketed 7/1/92	6.25	11/01/03	15,085

180,000	Vermont Housing Finance Agency, SFH RV, Series 4, FHA/VA insured	5.80	11/01/02	180,257

80,000	Vermont Housing Finance Agency, SFH RV, Series 4, FHA/VA insured	5.90	05/01/03	80,426

225,000	Vermont Housing Finance Agency, SFH RV, Series 5	5.80	05/01/03	226,213

150,000	Vermont Housing Finance Agency, SFH RV, Series 5	5.80	11/01/03	151,439

90,000	Vermont Housing Finance Agency, SFH RV, Series 5	5.90	05/01/04	91,007

105,000	Vermont Housing Finance Agency, SFH RV, Series 5	5.90	11/01/04	106,511

165,000	Vermont Housing Finance Agency, SFH RV, Series 5	6.88	11/01/16	171,877

180,000	Vermont Housing Finance Agency, SFH RV, Series 9, MBIA insured	5.00	05/01/05	189,778

65,000	Vermont Housing Finance Agency, SFH RV, Series 9, MBIA insured	5.10	05/01/06	69,055

110,000	Vermont Housing Finance Agency, SFH RV, Series 9, Remarketed 8/26/98, MBIA insured	4.55	05/01/08	115,081

290,000	Vermont Housing Finance Agency, SFH RV, Series 11A, FSA insured	4.60	11/01/04	304,619

275,000	Vermont Housing Finance Agency, SFH RV, Series 11A, FSA insured	4.70	11/01/05	291,470

395,000	Vermont Housing Finance Agency, SFH RV, Series 11A, FSA insured	4.85	11/01/06	420,458

295,000	Vermont Housing Finance Agency, SFH RV, Series 11A, FSA insured	4.95	11/01/07	314,219

395,000	Vermont Housing Finance Agency, SFH RV, Series 11A, FSA insured	5.05	11/01/08	420,343

520,000	Vermont Housing Finance Agency, SFH RV, Series 11A, FSA insured	5.15	11/01/09	552,261

345,000	Vermont Housing Finance Agency, SFH RV, Series 12B, FSA insured	5.50	11/01/08	372,828

440,000	Vermont Housing Finance Agency, SFH RV, Series 12B, FSA insured	5.60	11/01/09	464,385

BANKNORTH VERMONT MUNICIPAL BOND FUND
(continued)

Principal	Security Name	Interest Rate	Maturity Date	Value

	MUNICIPAL BONDS—continued

	Vermont—continued

$180,000	Vermont Municipal Bond Bank, Series A	5.80	12/01/03	$185,454

235,000	Vermont Municipal Bond Bank, Series 1	5.60	12/01/03	246,456

250,000	Vermont Municipal Bond Bank, Series 1	5.80	12/01/03	257,843

80,000	Vermont Municipal Bond Bank, Series 1	5.70	12/01/04	86,748

250,000	Vermont Municipal Bond Bank, Series 1	3.00	12/01/07	253,485

250,000	Vermont Municipal Bond Bank, Series 1	3.30	12/01/08	253,898

250,000	Vermont Municipal Bond Bank, Series 1	3.50	12/01/09	253,920

250,000	Vermont Municipal Bond Bank, Series 1	3.70	12/01/10	253,708

250,000	Vermont Municipal Bond Bank, Series 1	3.80	12/01/11	253,205

500,000	Vermont Municipal Bond Bank, Series 1, AMBAC insured	5.00	12/01/02	504,610

100,000	Vermont Municipal Bond Bank, Series 1, AMBAC insured	4.75	12/01/03	104,108

30,000	Vermont Municipal Bond Bank, Series 1, AMBAC insured	5.10	12/01/04	32,240

250,000	Vermont Municipal Bond Bank, Series 1, AMBAC insured	3.90	12/01/12	252,795

250,000	Vermont Municipal Bond Bank, Series 1, AMBAC insured	4.00	12/01/13	252,613

1,500,000	Vermont Municipal Bond Bank, Series 1, FSA insured	4.30	12/01/06	1,610,745

1,000,000	Vermont Municipal Bond Bank, Series 1, FSA insured	4.40	12/01/07	1,078,530

860,000	Vermont Municipal Bond Bank, Series 1, MBIA insured	4.60	12/01/07	935,886

100,000	Vermont Municipal Bond Bank, Series 1, MBIA insured	4.80	12/01/08	110,045

340,000	Vermont Municipal Bond Bank, Series 1, MBIA insured	4.80	12/01/09	372,528

285,000	Vermont Municipal Bond Bank, Series 2	5.70	12/01/02	287,961

1,000,000	Vermont Municipal Bond Bank, Series 2, AMBAC insured	4.63	12/01/02	1,008,280

750,000	Vermont Municipal Bond Bank, Series 2, AMBAC insured	6.00	12/01/04	820,838

500,000	Vermont Municipal Bond Bank, Series 2, AMBAC insured	5.20	12/01/07	555,465

165,000	Vermont Municipal Bond Bank, Series 2, FSA insured	4.30	12/01/06	177,182

665,000	Vermont Municipal Bond Bank, Series 2, FSA insured	4.40	12/01/07	717,222

1,170,000	Vermont Public Power Supply Authority, Power RV, McNeil Project, Series C, AMBAC insured	5.00	07/01/15	1,170,772

900,000	Vermont Public Power Supply Authority, Power RV, McNeil Project, Series D, AMBAC insured	4.35	07/01/03	922,320

100,000	Vermont Public Power Supply Authority, Power RV, McNeil Project, Series D, AMBAC insured	4.40	07/01/04	105,035

1,000,000	Vermont Public Power Supply Authority, Power RV, McNeil Project, Series D, AMBAC insured	4.50	07/01/05	1,069,000

500,000	Vermont State, GO Bonds, Series A	4.50	01/15/03	505,955

350,000	Vermont State, GO Bonds, Series A	6.00	01/15/03	356,101

250,000	Vermont State, GO Bonds, Series A	4.30	02/01/03	253,098

2,000,000	Vermont State, GO Bonds, Series A	5.00	01/15/04	2,093,760

1,065,000	Vermont State, GO Bonds, Series A	5.00	01/15/05	1,140,775

50,000	Vermont State, GO Bonds, Series A	4.50	02/01/05	51,522

BANKNORTH VERMONT MUNICIPAL BOND FUND
(continued)

Principal	Security Name	Interest Rate	Maturity Date	Value

	MUNICIPAL BONDS—continued

	Vermont—continued

$500,000	Vermont State, GO Bonds, Series A	4.40	01/15/07	$537,020

1,600,000	Vermont State, GO Bonds, Series A	5.00	01/15/08	1,732,752

1,300,000	Vermont State, GO Bonds, Series A	5.00	01/15/10	1,387,867

1,100,000	Vermont State, GO Bonds, Series B	4.30	10/15/04	1,154,472

1,250,000	Vermont State, GO Bonds, Series B	4.60	10/15/07	1,300,763

2,750,000	Vermont State, GO Bonds, Series B	4.75	10/15/09	2,877,765

500,000	Vermont State, GO Bonds, Series C	4.60	01/15/13	527,680

350,000	Vermont State, Student Assistance Corp., Educational Loan RV, Educational Facilities RV, Financing Program, Series A-3, FSA insured	6.15	12/15/02	354,312

155,000	Vermont State, Student Assistance Corp., Educational Loan RV, Educational Facilities RV, Financing Program, Series A-3, FSA insured	6.25	12/15/03	158,619

500,000	Vermont State, Student Assistance Corp., Educational Loan RV, Educational Facilities RV, Financing Program, Series A-3, FSA insured	6.40	06/15/04	511,735

135,000	Vermont State, Student Assistance Corp., Educational Loan RV, Educational Facilities RV, Financing Program, Series A-3, FSA insured	6.40	12/15/04	138,168

150,000	Vermont State, Student Assistance Corp., Educational Loan RV, Educational Facilities RV, Financing Program, Series A-3, FSA insured	6.50	06/15/05	153,533

300,000	Vermont State, Student Assistance Corp., Educational Loan RV, Educational Facilities RV, Financing Program, Series B, FSA insured	6.13	06/15/04	309,414

315,000	Vermont State, Student Assistance Corp., Educational Loan RV, Educational Facilities RV, Financing Program, Series B, FSA insured	6.13	12/15/04	324,885

480,000	Vermont State, Student Assistance Corp., Educational Loan RV, Educational Facilities RV, Financing Program, Series B, FSA insured	6.25	12/15/05	495,235

1,095,000	Vermont State, Student Assistance Corp., Educational Loan RV, Educational Facilities RV, Financing Program, Series B, FSA insured	6.35	06/15/06	1,130,072

120,000	Vermont State, Student Assistance Corp., Educational Loan RV, Educational Facilities RV, Financing Program, Series D, FSA insured	5.30	12/15/03	124,592

160,000	Vermont State, Student Assistance Corp., Educational Loan RV, Educational Facilities RV, Financing Program, Series D, FSA insured	5.40	12/15/04	168,880

400,000	Vermont State, Student Assistance Corp., Educational Loan RV, Educational Facilities RV, Financing Program, Series D, FSA insured	5.60	12/15/06	419,168

805,000	University of Vermont & Agricultural College, Educational Facilities RV, AMBAC insured	4.10	10/01/11	835,622

500,000	University of Vermont & Agricultural College, Educational Facilities RV, AMBAC insured	4.20	10/01/12	519,805

				70,440,006

	Wisconsin—0.1%

50,000	Kenosha, WI, GO Bonds, Series B, AMBAC insured	5.35	12/01/03	52,413

	TOTAL MUNICIPAL BONDS (Cost $71,442,110)			$74,501,945

VERMONT MUNICIPAL BOND FUND
(continued)

Shares	Security Name	Value

	SHORT-TERM INVESTMENTS—8.7%

3,010,451	Deutsche Tax Free Money Fund	$3,010,451

4,130,922	Dreyfus Municipal Cash Management Plus Fund	4,130,922

	TOTAL SHORT-TERM INVESTMENTS (Cost $7,141,373)	7,141,373

	TOTAL INVESTMENTS IN SECURITIES (Cost $78,583,483)—99.4%	81,643,318

	Other Assets and Liabilities, Net—0.6%	488,684

	TOTAL NET ASSETS—100.00%	$82,132,002

[1]
Denotes a restricted security which is subject to restrictions on resale under federal securities laws. At August 31, 2002, these securities amounted to $11,371,532 which represents 13.8% of Net Assets. Included in these amounts are securities which have been deemed liquid that amounted to $3,645,344, which represent 4.4% of Net Assets.

[2]	Variable rate security.
[3]	Denotes a restricted security that has been deemed liquid by criteria approved by the Board of Trustees.

Notes to Portfolios of Investments

Banknorth Funds
August 31, 2002

The following abbreviations are used in these portfolios:
ADR	—American Depositary Receipts
AMBACn	—AmericaMunicipal Bond Assurance Corporation
FGIC	—Financial Guaranty Insurance Corporation
FHA	—Federal Housing Authority
FSA	—Financial Security Assurance, Incorporated
GO	—General Obligation
HUD	—Housing and Urban Development
IBC	—Insured Bond Certificates
LOC	—Letter of Credit
MBIA	—Municipal Bond Insurance Association
MFH	—Multi-Family Housing
RV	—Revenue Bonds
SD	—School District
SFH	—Single Family Housing
VA	—Veterans Administration

Statements of Assets and Liabilities

Banknorth Funds
August 31, 2002

Banknorth Large Cap Core Fund

Assets
Investments (Note 2):
Total investments, at value (Cost $69,617,061, $23,230,752, $18,165,369, $113,869,808, and $78,583,483, respectively)	$76,925,320
Interest, dividends and other receivables	77,354
Receivable for securities sold	3,142,153
Receivable for fund shares sold	266,010
Other assets	11,584

Total Assets	80,422,421

Liabilities
Dividends payable	—
Payable for fund shares redeemed	76,559
Payable for investments purchased	4,242,410
Payable to investment adviser (Note 3)	35,347
Payable to administrator (Note 3)	7,069
Payable to transfer agent (Note 3)	1,540
Payable to custodian (Note 3)	2,196
Payable to shareholder service agent (Note 3)	9,426
Accrued expenses and other liabilities	27,591

Total Liabilities	4,402,138

Net Assets	$76,020,283

Components of Net Assets
Paid-in capital	$74,949,415
Undistributed net investment income	—
Unrealized appreciation on investments	7,308,259
Accumulated net realized gain (loss)	(6,237,391)

Net Assets	$76,020,283

Shares of Beneficial Interest	9,541,349

Net Asset Value, and Redemption Price Per Share	$7.97

Offering Price Per Share (NAV ÷ (1-Maximum Sales Load))	$8.43

Maximum Sales Load	5.50%

Banknorth Large Cap Value Fund	Banknorth Small/Mid Cap Core Fund	Banknorth Intermediate Bond Fund	Banknorth Vermont Municipal Bond Fund

$42,267,883	$20,331,661	$120,504,632	$81,643,318
102,763	15,789	1,996,264	841,357
—	—	—	—
100,000	238,000	722,983	46,000
11,951	10,828	12,286	11,755

42,482,597	20,596,278	123,236,165	82,542,430

—	—	467,304	240,163
385,867	16,000	64,798	102,700
—	—	—	—
27,274	12,820	52,555	17,402
5,455	2,564	15,767	10,441
1,550	1,530	2,097	1,540
1,420	1,177	3,020	2,601
7,273	3,419	21,022	13,922
24,267	23,307	23,206	21,659

453,106	60,817	649,769	410,428

$42,029,491	$20,535,461	$122,586,396	$82,132,002

$18,004,627	$16,033,694	$119,621,178	$79,129,863
95,755	—	54	4,038
19,037,131	2,166,292	6,634,824	3,059,835
4,891,978	2,335,475	(3,669,660)	(61,734)

$42,029,491	$20,535,461	$122,586,396	$82,132,002

6,051,960	2,859,781	11,689,724	8,000,893

$6.94	$7.18	$10.49	$10.27

$7.34	$7.60	$10.90	$10.67

5.50%	5.50%	3.75%	3.75%

Statements of Operations

Banknorth Funds
For the year ended August 31, 2002

Banknorth Large Cap Core Fund

Investment Income
Interest income	$49,159
Dividend income	468,887

Total Investment Income	518,046

Expenses
Investment adviser (Note 3)	381,151
Administrator (Note 3)	76,230
Transfer agent (Note 3)	35,602
Custody (Note 3)	11,557
Accounting (Note 3)	35,533
Reporting	30,909
Shareholder service agent (Note 3)	127,050
Audit	39,458
Legal	2,747
Compliance	7,419
Trustee	2,574
Miscellaneous	4,080

Total Expenses	754,310
Fees waived (Note 4)	(25,410)

Net Expenses	728,900

Net Investment Income (Loss)	(210,854)

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(3,463,067)
Net change in unrealized appreciation on investments	(2,280,685)

Net Realized and Unrealized Gain (Loss) on Investments	(5,743,752)

Net Increase (Decrease) in Net Assets Resulting From Operations	$(5,954,606)

Banknorth Large Cap Value Fund	Banknorth Small/Mid Cap Core Fund	Banknorth Intermediate Bond Fund	Banknorth Vermont Municipal Bond Fund

$16,522	$7,190	$7,956,418	$3,798,783
1,426,038	148,598	—	—

1,442,560	155,788	7,956,418	3,798,783

486,950	182,447	792,432	416,775
97,390	75,000	198,108	125,033
27,534	24,882	27,884	25,478
11,993	8,188	19,153	14,070
44,402	16,818	91,576	57,883
12,488	13,477	11,310	12,032
162,317	60,816	330,180	208,388
19,483	18,483	18,233	18,233
1,760	2,913	1,980	2,085
3,552	3,994	565	6,447
3,420	2,288	4,345	3,315
2,998	2,640	16,315	32,902

874,287	411,946	1,512,081	922,641
(32,463)	(50,674)	(198,108)	(250,065)

841,824	361,272	1,313,973	672,576

600,736	(205,484)	6,642,445	3,126,207

7,520,654	2,407,925	(902,363)	2,836
(17,198,657)	(4,215,015)	1,932,750	355,117

(9,678,003)	(1,807,090)	1,030,387	357,953

$(9,077,267)	$(2,012,574)	$7,672,832	$3,484,160

Statement of Changes in Net Assets

Banknorth Funds
For the year ended May 31, 2001, the period ended August 31, 2001 and the year ended August 31, 2002

	Banknorth Large Cap Core Fund

	Amount	Shares

Net Assets—May 31, 2000	$34,398,022

Operations
Net investment loss	(57,752)
Net realized gain on investments	732,972
Net change in unrealized depreciation on investments	(5,070,290)

Net Decrease in Net Assets Resulting from Operations	(4,395,070)

Distributions to Shareholders From
Net realized gain on investments	(5,861,229)

Total Distributions to Shareholders	(5,861,229)

Capital Share Transactions
Sale of shares	34,632,692	3,014,837
Reinvestment of distributions	5,838,225	569,554
Redemption of shares	(17,686,388)	(1,529,495)

Net Increase in Capital Transactions	22,784,529	2,054,896

Net Increase in Net Assets	12,528,230

Net Assets—May 31, 2001	$46,926,252

Undistributed Net Investment Income May 31, 2001	$—

Operations
Net investment loss	(50,237)
Net realized loss on investments	(280,190)
Net change in unrealized depreciation on investments	(3,529,762)

Net Decrease in Net Assets Resulting from Operations	(3,860,189)

Capital Share Transactions
Sale of shares	2,187,389	235,103
Redemption of shares	(1,323,776)	(142,751)

Net Increase in Capital Transactions	863,613	92,352

Net Decrease in Net Assets	(2,996,576)

Net Assets—August 31, 2001	$43,929,676

Undistributed Net Investment Income August 31, 2001	$—

Operations
Net investment loss	(210,854)
Net realized loss on investments	(3,463,067)
Net change in unrealized appreciation on investments	(2,280,685)

Net Decrease in Net Assets Resulting from Operations	(5,954,606)

Distributions to Shareholders From
Net realized gain on investments	(31,941)

Total Distributions to Shareholders	(31,941)

Capital Share Transactions
Sale of shares	24,085,297	2,753,320
Issuance through Merger (Note 1)	22,639,706	2,805,682
Reinvestment of distributions	25,121	2,819
Redemption of shares	(8,672,970)	(997,150)

Net Increase in Capital Transactions	38,077,154	4,564,671

Net Increase in Net Assets	32,090,607

Net Assets—August 31, 2002	$76,020,283

Undistributed Net Investment Income August 31, 2002	$—

[THIS PAGE INTENTIONALLY LEFT BLANK]

Statements Of Changes In Net Assets

Banknorth Funds
For the periods ended August 31, 2001 and August 31, 2002

	Banknorth Large Cap Value Fund

	Amount	Shares

Net Assets (a)	$—

Operations
Net investment income (loss)	749,116
Net realized gain (loss) on investments	6,543,649
Net increase from payments by affiliates (Note 9)	—
Net change in unrealized appreciation (depreciation) on investments	(17,231,221)

Net Increase (Decrease) in Net Assets Resulting from Operations	(9,938,456)

Distributions to Shareholders From
Net investment income	(568,987)
Net realized gain on investments	(519,970)

Total Distributions to Shareholders	(1,088,957)

Capital Share Transactions
Sale of shares	13,768,484	1,390,226
Issuance through reorganization (Note 1)	120,756,265	12,090,521
Reinvestment of distributions	145,673	14,876
Redemption of shares	(25,931,045)	(2,628,735)

Net Increase in Capital Transactions	108,739,377	10,866,888

Net Increase in Net Assets	97,711,964

Net Assets—August 31, 2001	$97,711,964

Undistributed Net Investment Income August 31, 2001	$180,129

Operations
Net investment income (loss)	600,736
Net realized gain (loss) on investments	7,520,654
Net change in unrealized appreciation on investments	(17,198,657)

Net Increase (Decrease) in Net Assets Resulting from Operations	(9,077,267)

Distributions to Shareholders From
Net investment income	(685,110)
Net realized gain on investments	(8,652,355)

Total Distributions to Shareholders	(9,337,465)

Capital Share Transactions
Sale of shares	3,711,849	472,913
Reinvestment of distributions	1,659,057	221,709
Redemption of shares	(42,638,647)	(5,509,550)

Net Decrease in Capital Transactions	(37,267,741)	(4,814,928)

Net Decrease in Net Assets	(55,682,473)

Net Assets—August 31, 2002	$42,029,491

Undistributed Net Investment Income August 31, 2002	$95,755

(a)	See Note 1 of Notes to Financial Statements for date of commencement of operations.

Banknorth Small/Mid Cap Core Fund		Banknorth Intermediate Bond Fund		Banknorth Vermont Municipal Bond Fund

Amount	Shares	Amount	Shares	Amount	Shares

$—		$—		$—

(311,651)		6,686,704		3,357,999
70,016		(2,143,660)		(64,570)
—		38,019		—
(6,950,562)		7,087,702		2,095,530

(7,192,197)		11,668,765		5,388,959

—		(6,675,616)		(3,353,109)
(75,836)		—		—

(75,836)		(6,675,616)		(3,353,109)

7,013,072	821,189	12,789,057	1,254,110	4,339,907	429,557
39,438,114	4,035,659	157,827,843	15,717,398	99,868,742	9,986,874
31,949	3,785	882,218	86,397	25,497	2,527
(10,165,254)	(1,163,022)	(34,628,195)	(3,406,648)	(19,345,582)	(1,911,492)

36,317,881	3,697,611	136,870,923	13,651,257	84,888,564	8,507,466

29,049,848		141,864,072		86,924,414

$29,049,848		$141,864,072		$86,924,414

$—		$10,673		$4,890

(205,484)		6,642,445		3,126,207
2,407,925		(902,363)		2,836
(4,215,015)		1,932,750		355,117

(2,012,574)		7,672,832		3,484,160

—		(6,653,064)		(3,127,059)
—		—		—

—		(6,653,064)		(3,127,059)

4,254,362	558,098	14,584,259	1,403,769	7,608,453	745,061
—	—	777,434	74,974	451	44
(10,756,175)	(1,395,928)	(35,659,137)	(3,440,276)	(12,758,417)	(1,251,678)

(6,501,813)	(837,830)	(20,297,444)	(1,961,533)	(5,149,513)	(506,573)

(8,514,387)		(19,277,676)		(4,792,412)

$20,535,461		$122,586,396		$82,132,002

$—		$54		$4,038

Financial Highlights

Banknorth Funds
August 31, 2002

(Selected per share data and ratios for a share outstanding throughout each period.)

	Selected Data for a Single Share

	Beginning Net Asset Value Per Share	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income	Distributions from Net Investment Gains	Ending Net Asset Value Per Share

Banknorth Large Cap Core Fund (a)
September 1, 2001 to August 31, 2002	$8.83	$(0.02)	$(0.83)	$—	$(0.01)	$7.97
June 1, 2001 to August 31, 2001	9.61	(0.01)	(0.77)	—	—	8.83
June 1, 2000 to May 31, 2001	12.15	(0.01)	(1.00)	—	(1.53)	9.61
June 1, 1999 to May 31, 2000	11.49	(0.03)	1.80	—	(1.11)	12.15
June 1, 1998 to May 31, 1999	10.13	(0.01)	2.31	— (c)	(0.94)	11.49
December 17, 1997 (d) to May 31, 1998	8.87	— (b)	1.26	—	—	10.13
Banknorth Large Cap Value Fund
September 1, 2001 to August 31, 2002	8.99	0.08	(1.15)	(0.08)	(0.90)	6.94
October 2, 2000 (d) to August 31, 2001	10.00	0.07	(0.98)	(0.05)	(0.05)	8.99
Banknorth Small/Mid Cap Core Fund
September 1, 2001 to August 31, 2002	7.86	(0.07)	(0.61)	—	—	7.18
October 2, 2000 (d) to August 31, 2001	10.00	(0.08)	(2.04)	—	(0.02)	7.86
Banknorth Intermediate Bond Fund
September 1, 2001 to August 31, 2002	10.39	0.53	0.10	(0.53)	—	10.49
October 2, 2000 (d) to August 31, 2001	10.00	0.49	0.39	(0.49)	—	10.39
Banknorth Vermont Municipal Bond Fund
September 1, 2001 to August 31, 2002	10.22	0.38	0.05	(0.38)	—	10.27
October 2, 2000 (d) to August 31, 2001	10.00	0.37	0.22	(0.37)	—	10.22
(a) The	Fund reorganized on January 8, 2001 (Note 1).
(b)	Net investment income per share was $0.001972.
(c)	Distributions per share were $0.001995.
(d)	Commencement of operations.
(e)	Total return calculations do not include sales charges.
(f)	Annualized.
(g)	The ratio of Gross Expenses to Average Net Assets reflects the expense ratio excluding any waivers and/or reimbursements (Note 4).

Ratios/Supplemental Data

Ratios to Average Net Assets

Total Return (e)	Net Assets At End of Period (000’s Omitted)	Net Investment Income (Loss)		Net Expenses		Gross Expenses (g)		Portfolio Turnover Rate

(9.68)%	$76,020	(0.41)%		1.43%		1.48%		34%
(8.12)%	43,930	(0.43)%	(f)	1.45%	(f)	1.75%	(f)	12%
(9.04)%	46,926	(0.14)%		1.25%		1.47%		26%
15.96%	34,398	(0.21)%		1.10%		1.42%		26%
24.21%	32,134	(0.06)%		1.10%		1.44%		16%
14.30%	30,090	0.09%	(f)	1.10%	(f)	2.09%	(f)	11%

(12.63)%	42,029	0.93%		1.30%		1.35%		26%
(9.19)%	97,712	0.75%	(f)	1.27%	(f)	1.57%	(f)	30%

(8.65)%	20,535	(0.84)%		1.49%		1.69%		48%
(21.22)%	29,050	(1.06)%	(f)	1.45%	(f)	1.83%	(f)	31%

6.09%	122,586	5.03%		0.99%		1.14%		11%
9.12%	141,864	5.28%	(f)	1.05%	(f)	1.41%	(f)	9%

4.33%	82,132	3.75%		0.81%		1.11%		7%
6.00%	86,924	3.96%	(f)	0.91%	(f)	1.37%	(f)	11%

Notes to Financial Statements

Banknorth Funds
August 31, 2002

(1)	ORGANIZATION

Banknorth Funds (the “Trust”) is a Delaware business trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “Act”). The Trust commenced operations on October 2, 2000. The Trust consists of Banknorth Large Cap Core Fund, Banknorth Large Cap Value Fund, Banknorth Small/Mid Cap Core Fund, Banknorth Intermediate Bond Fund and Banknorth Vermont Municipal Bond Fund (each a “Fund” and collectively, the “Funds”).

The Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value.

On January 8, 2001, Investors Equity Fund (“Former Fund”) was reorganized into Banknorth Large Cap Core Fund as approved by the Board of Trustees of the Banknorth Funds on August 15, 2000 and of Forum Funds on October 2, 2000. The net assets of the Former Fund on January 8, 2001 were $43,748,574. Each shareholder of the Former Fund received 1.128 shares of Banknorth Large Cap Core Fund. The financial statements for the Banknorth Large Cap Core Fund, contained herein, reflect the historical operations of the Former Fund prior to January 8, 2001. Effective August 24, 2001, the Banknorth Large Cap Core Fund changed its fiscal year end from May 31 to August 31 to coincide with all other Banknorth Funds. As a result, the Statement of Changes in Net Assets for the 12-month period ended May 31, 2001, the 3-month period ended August 31, 2001, and the year ended August 31, 2002 are contained herein.

On January 8, 2001, Investors High Grade Bond Fund, a series of Forum Funds, transferred its net assets to Banknorth Intermediate Bond Fund, as approved by the Board of Trustees of the Banknorth Funds on August 15, 2000 and of Forum Funds as of October 2, 2000.

On August 27, 2002, Banknorth Large Cap Growth Fund, a series of Banknorth Funds, contributed assets and liabilities for ownership in the Banknorth Large Cap Core Fund, as approved by the Board of Trustees of the Banknorth Funds on August 26, 2002. The net assets of the Banknorth Large Cap Growth Fund were $22,639,706. Each shareholder of the Banknorth Large Cap Growth Fund received 0.676 shares of Banknorth Large Cap Core Fund.

Each of the Funds is a successor to one or more predecessor portfolios. The acquisition of net assets and unrealized gain/loss from these contributing entities for the Funds was as follows:

Contributing Entity	Date of Contribution	Net Assets	Shares Issued	Unrealized Gain/(Loss)

Banknorth Large Cap Core Fund:

Investors Equity Fund	January 8, 2001	$43,748,574	4,374,857	$13,677,514

Banknorth Large Cap Growth Fund	August 27, 2002	22,639,706	2,805,682	1,521,145

				15,198,659

Banknorth Large Cap Value Fund:

CF Value Stock Fund	October 2, 2000	$104,356,391	10,435,639	$46,604,934

EB Value Stock Fund	October 9, 2000	16,399,874	1,654,882	6,862,075

				53,467,009

Banknorth Small/Mid Cap Core Fund:

CF Mid/Small Cap Fund	October 2, 2000	$23,837,213	2,383,722	$7,693,994

EB Mid/Small Cap Fund	October 9, 2000	15,600,901	1,651,937	5,637,875

				13,331,869

Contributing Entity	Date of Contribution	Net Assets	Shares Issued	Unrealized Gain/(Loss)

Banknorth Intermediate Bond Fund:

CF Max Inc. Bond Fund	October 2, 2000	$91,701,550	9,170,155	$(1,716,790)

CF Bond Fund	October 9, 2000	22,521,975	2,248,599	(534,184)

EB Bond Fund	October 9, 2000	9,657,829	964,240	(208,992)

EB Fixed Income Fund	October 9, 2000	11,485,634	1,146,728	(261,466)

Investors High Grade Bond Fund	January 8, 2001	22,460,855	2,187,676	335,804

				(2,385,628)

Banknorth Vermont Municipal Bond Fund:

CF Vermont Tax Exempt Fund	October 2, 2000	$99,868,742	9,986,874	$609,188

(2)	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from these estimates. The following summarizes the significant accounting policies of the Funds:

Security Valuation—On each Fund business day, the Trust determines the net asset value per share of the Funds as of the close of the regular trading day on the New York Stock Exchange. Securities, other than short-term securities, held by the Funds, and for which market quotations are readily available, are valued using the last reported sales price provided by independent pricing services. If no sales price is reported, the mean of the last bid and ask price is used. In the absence of readily available market quotations, securities are valued at fair value as determined by the Trust’s Board of Trustees. Securities that mature in sixty days or less are valued at amortized cost. Investments in other open-end regulated investment companies are valued at net asset value.

Security Transactions and Investment Income—Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is determined on the basis of coupon interest accrued, adjusted for amortization of premiums and accretion of discount. Identified cost of investments sold is used to determine gain and loss for both financial statement and federal income tax purposes.

Repurchase Agreements—It is the policy of the Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank’s vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement’s collateral to ensure that the value of the collateral at least equals the repurchase prices to be paid under the repurchase agreement.

The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds’ adviser to be credit-worthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreements. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities. The Funds, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Distributions to Shareholders—Distributions of net investment income and net capital gain, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Funds, timing differences and differing characterizations of distributions made by the Funds.

As of August 31, 2002, the following reclassifications have been made to the financial statements:

	Increase (Decrease)

	Paid-In Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)

Banknorth Large Cap Core Fund	$2,283,262	$(2,494,116)	$210,854

Banknorth Small/Mid Cap Core Fund	(205,484)	—	205,484

Federal Taxes—The Funds intend to qualify each year as regulated investment companies and distribute all of their taxable income. In addition, by distributing in each calendar year substantially all net investment income, capital gain and certain other amounts, if any, the Funds will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is  required.

As of August 31, 2002, Banknorth Large Cap Core Fund, Banknorth Intermediate Bond Fund and Banknorth Vermont Municipal Bond Fund have capital loss carry overs in the following amounts:

	Amount	Expiring Date

Banknorth Large Cap Core Fund	$1,541,236	August 2009

	2,089,186	August 2010

Banknorth Intermediate Bond Fund	$83,619	August 2007

	486,382	August 2008

	29,558	August 2009

	2,118,714	August 2010

Banknorth Vermont Municipal Bond Fund	$52,741	August 2009

	8,311	August 2010

For tax purposes, the following Funds have current year deferred post-October losses. These losses will be recognized for tax purposes on the first day of the following tax year. The losses were as follows:

Banknorth Large Cap Core Fund	$2,606,969

Banknorth Intermediate Bond Fund	912,157

Banknorth Vermont Municipal Bond Fund	682

Expense Allocation—The Trust accounts separately for the assets, liabilities and operations of each of its Funds. Expenses that are directly attributable to more than one Fund are allocated among the respective Funds in proportion to each Fund’s average daily net assets.

(3)	ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS WITH RELATED PARTIES

Investment Adviser—The investment adviser for the Funds is The Banknorth Investment Advisors (“Banknorth”, or “the Adviser”). Banknorth is a division of Banknorth Investment Management Group, which is a division of Banknorth, N.A. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee from each Fund at an annual rate of the Fund’s average daily net assets as follows:

Banknorth Large Cap Core Fund	0.75%

Banknorth Large Cap Value Fund	0.75%

Banknorth Small/Mid Cap Core Fund	0.75%

Banknorth Intermediate Bond Fund	0.60%

Banknorth Vermont Municipal Bond Fund	0.50%

Banknorth has voluntarily chosen to waive a portion of its fee. Banknorth waived an amount equal to 0.25% of Banknorth  Vermont Municipal Bond Fund’s average daily net assets and 0.10% of the Banknorth Intermediate Bond Fund’s average daily net assets. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

For the Banknorth Large Cap Core Fund, pursuant to an Investment Advisory Agreement, Banknorth received an advisory fee from the Fund at an annual rate of the Fund’s average daily net assets. The rate was 0.65% from June 1, 2000 to January 7, 2001 and 0.75% thereafter. For the period July 6, 2000 to August 13, 2000, Peoples Heritage Bank, an affiliate of Banknorth, was the Fund’s adviser. Pursuant to an Investment Advisory Agreement, People’s Heritage Bank received a fee from the Fund at an annual rate of 0.65% of the Fund’s average daily net assets. Prior to July 6, 2000, H.M. Payson & Co. (“Payson”) was the Fund’s adviser and pursuant to an Investment Advisory Agreement received a fee from the Fund at an annual rate of 0.65% of the Fund’s average daily net assets. Payson had entered into an investment sub-advisory agreement with Peoples Heritage Bank under which Peoples exercised certain investment discretion over the assets (or a portion of assets) of the Fund. For its sub-advisory services, Payson paid a fee to Peoples at an annual rate of 0.25% for the Fund’s average daily net assets.

Administrator—The administrator for the Funds is Federated Services Company (“Federated”). For its services, Federated received an administrative fee at an annual rate of 0.15% on the first $500 million of each Fund’s average daily net assets, 0.125% on the next $500 million, 0.11% on the next $1 billion, and 0.10% thereafter, subject to a $75,000 annual minimum. This minimum was contractually waived through October 31, 2001 and voluntary waived for the period November 1, 2001 to August 31, 2002.

For the Banknorth Large Cap Core Fund, prior to January 8, 2001, Forum Administrative Services, LLC (“FadS”) was the administrator for the Fund. For its services, FadS received a fee at an annual rate of 0.20% of the average daily net assets of the Fund. As of January 8, 2001, the administrator for the Fund is Federated.

Transfer Agent—Federated is the transfer agent and dividend disbursement agent for the Funds. Federated receives from each Fund an annual fee of $18,000, plus an annual shareholder account fee of $16 per shareholder account for Funds that declare dividends daily and $10 for Funds that declare dividends other than daily, plus other miscellaneous fees.

For the Banknorth Large Cap Core Fund, prior to January 8, 2001, Forum Shareholder Services, LLC (“FSS”) was the transfer agent and dividend disbursing agent for the Fund. FSS received an annual fee of $12,000, plus 0.25% of the average daily net assets and an annual shareholder account fee of $18 per shareholder account. As of January 8, 2001, Federated is the transfer agent and dividend disbursement agent for the Fund.

Distributor—Edgewood Services, Inc. (“Edgewood”), a registered broker-dealer and a member of the National Association of Securities Dealers, Inc., acts as each Fund’s distributor. The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the Act under which the Trust pays Edgewood a distribution fee at an annual rate of 0.25% of the average daily net assets of each Fund. Edgewood may pay any or all of these payments to various institutions that provide distribution or shareholder services for the Funds. Edgewood contractually agreed to waive all fees due under the Distribution Plan through August 31, 2002.

For the Banknorth Large Cap Core Fund, prior to January 8, 2001, Forum Fund Services, LLC (“FFS”), a registered broker-dealer and a member of the National Association of Securities Dealers, Inc., was the Fund’s distributor. For its services, FFS received, and reallocated to certain financial institutions, the sales charges paid in connection with purchases or sales of the Fund’s shares. As of January 8, 2001, Edgewood acts as the Fund’s distributor.

Shareholder Service Agent—The Trust has adopted a shareholder servicing plan under which the Trust pays Federated Shareholder Services Company a shareholder servicing fee at an annual rate of 0.25% of the average daily net assets of each Fund. Due to certain contractual waivers that were in effect, Federated Shareholder Services Company only received a fee of 0.20% of the average daily net assets of each Fund under the shareholder servicing plan through the period ended August 31, 2002. Federated Shareholder Services Company may pay any or all amounts of these fees to various institutions that provide shareholder servicing to their customers.

Other Service Providers—Forum Accounting Services, LLC (“FAcS”) provides fund accounting services and certain financial sub-administration services to the Funds. For each Fund, the fee is allocated based on the Fund’s average net assets. In addition, FAcS receives certain surcharges based upon the number of positions held by each Fund. The Custodian is Forum Trust, LLC. Forum Trust, LLC receives a fee at an annual rate of 0.01% of the average daily net assets of the Funds, plus an annual maintenance fee of $5,000 per Fund, and certain other transactional charges.

For the Banknorth Large Cap Core Fund, prior to January 8, 2001, FacS received an annual fee of $36,000, plus certain surcharges based upon the asset level of the Fund as well as the number and type of transactions made by the Fund and Forum Trust received $3,600 per year, an annual asset fee of 0.01% of the Fund’s average daily net assets plus certain other transactions fees.

(4)	WAIVER OF FEES

Certain service providers of the Funds have undertaken to waive a portion of their fees through August 31, 2002, so that total expenses of each Fund would not exceed certain limitations. Fee waivers may decrease after August 31, 2002. For year ended August 31, 2002, fees waived were as follows:

	Fees Waived

	Investment Advisory	Administration	Shareholder Service	Total Fees Waived

Banknorth Large Cap Core Fund	$—	$—	$25,410	$25,410

Banknorth Large Cap Value Fund	—	—	32,463	32,463

Banknorth Small/Mid Cap Core Fund	—	38,511	12,163	50,674

Banknorth Intermediate Bond Fund	132,072	—	66,036	198,108

Banknorth Vermont Municipal Bond Fund	208,388	—	41,677	250,065

(5)	SECURITY TRANSACTIONS

The cost of purchases and the proceeds from sales of securities (including maturities), other than short-term investments, were as follows for the annual reporting period ended August 31, 2002:

	Purchases	Sales and Maturities

Banknorth Large Cap Core Fund	$30,561,945	$16,882,612

Banknorth Large Cap Value Fund	17,017,479	61,734,244

Banknorth Small/Mid Cap Core Fund	11,506,408	18,856,621

Banknorth Intermediate Bond Fund	13,997,500	31,785,355

Banknorth Vermont Municipal Bond Fund	5,456,497	19,819,784

For federal income tax purposes, the tax basis of investment securities owned as of August 31, 2002, the aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost, and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value were as follows:

	Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation

Banknorth Large Cap Core Fund	$69,617,061	$13,189,620	$5,881,361	$7,308,259

Banknorth Large Cap Value Fund	23,230,752	19,829,731	792,600	19,037,131

Banknorth Small/Mid Cap Core Fund	18,165,369	3,228,108	1,061,816	2,166,292

Banknorth Intermediate Bond Fund	113,909,038	6,619,242	23,648	6,595,594

Banknorth Vermont Municipal Bond Fund	78,583,483	3,230,587	170,752	3,059,835

(6)	RESTRICTED SECURITIES

Restricted Securities—Restricted Securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Directors. They will not incur any registration costs upon such resales. The restricted securities are valued at the price provided by dealers in the secondary market, or, if no market prices are available, at the fair value as determined by the pricing committee.

Banknorth Vermont Municipal Bond Fund:

Security	Fund Acquisition Date	Acquisition Cost

Vermont Economic Development Authority, Industrial RV Bonds, Tubbs Project	September 18, 1996	$1,776,324

Vermont Educational Facilities Authority, Educational Facilities RV, Marlboro College Project	March 22, 1999	4,650,101

Vermont Education & Health Authority, Health Care RV, North Country Project	November 7, 1996	1,464,045

Vermont Housing Finance Agency, Housing RV, Butler House	August 9, 2002	700,000

Vermont Housing Finance Agency, Housing RV, Hollow Drive Community	June 13, 2002	1,450,000

Vermont Housing Finance Agency, Housing RV, Richford Community	June 13, 2002	1,495,000

(7)	CONCENTRATION OF RISK

Concentration of Risk—The Banknorth Vermont Municipal Bond Fund invests substantially all of its assets in debt obligations of issuers located in the state of Vermont. The issuers’ abilities to meet their obligations may be affected by economic or political developments in Vermont.

On August 27, 2002, the Banknorth Large Cap Growth Fund merged into the Banknorth Large Cap Core Fund.

(8)	DISTRIBUTIONS TO SHAREHOLDERS

As of August 31, 2002, the components of distributable earnings on a tax basis were as follows:

	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Total

Banknorth Large Cap Core Fund	$—	$—	$—	$7,308,259	$7,308,259

Banknorth Large Cap Value Fund	—	95,755	4,891,978	19,037,131	24,024,864

Banknorth Small/Mid Cap Core Fund	—	—	2,335,475	2,166,292	4,501,767

Banknorth Intermediate Bond Fund	—	467,358	—	6,595,594	7,062,952

Banknorth Vermont Municipal Bond Fund	244,201	—	—	3,059,835	3,304,036

The tax character of distributions paid during 2002 and 2001 was as follows:

	Tax-Exempt Income		Ordinary Income		Long Term Capital Gain		Total

	2002	2001	2002	2001	2002	2001	2002	2001

Banknorth Large Cap Core Fund	$—	$—	$—	$—	$31,941	$5,861,229	$31,941	$—

Banknorth Large Cap Value Fund	—	—	685,110	568,987	8,652,355	519,970	9,337,465	1,088,957

Banknorth Small/Mid Cap Core Fund	—	—	—	—	—	75,799	—	75,799

Banknorth Intermediate Bond Fund	—	—	6,653,064	6,675,616	—	—	6,653,064	6,675,616

Banknorth Vermont Municipal Bond Fund	3,127,059	3,353,109	—	—	—	—	3,127,059	3,353,109

(9)	PAYMENTS BY AFFILIATES

For the year ended August 31, 2001, the Adviser made a contribution to the Banknorth Intermediate Bond Fund to offset an investment pricing error at conversion. This amount is reflected as payment by affiliate on the Statement of Changes in Net Assets. This payment had no effect on the total return of the Fund.

(10)	FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE FISCAL YEAR (UNAUDITED)

The amounts of long-term capital gain dividends paid during the reporting period are presented below. For federal income tax purposes, dividends from short-term capital gain are classified as ordinary income. All net investment income dividends were ordinary income, except for those Funds noted below that paid exempt income dividends. The percentage of ordinary income distributions designated as qualifying for the corporate dividends received deduction are also presented below for the applicable Funds.

	Long Term Capital Gain	Exempt Interest	Qualifying Dividends

Banknorth Large Cap Core Fund	$31,941	—	—

Banknorth Large Cap Value Fund	8,652,355	—	100%

Banknorth Vermont Municipal Bond Fund	—	100%	—

Report of the Independent Auditors

To the Board of Trustees and Shareholders of
BANKNORTH FUNDS:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Banknorth Funds (the “Trust”) (comprising the Banknorth Large Cap Core Fund, Banknorth Large Cap Value Fund, Banknorth Small/Mid Cap Core Fund, Banknorth Intermediate Bond Fund and Banknorth Vermont Municipal Bond Fund) (collectively the “Funds”) as of August 31, 2002, the related statements of operations for the year then ended, the statements of changes in net assets for the year ended August 31, 2002 and for the period from October 2, 2000 (commencement of operations) to August 31, 2001 (the statement of changes in net assets for the year ended August 31, 2002, for the period from June 1, 2001 to August 31, 2001, and the year ended May 31, 2001 for Banknorth Large Cap Core Fund), and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of August 31, 2002, and the results of their operations, the changes in their net assets and their financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche, LLP
Boston, Massachusetts
October 4, 2002

Board of Trustees and Trust Officers

The following table gives information about each Board member and the senior officers of the Funds. The tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Banknorth Fund Complex consists of five investment company portfolios. Unless otherwise noted, each Board member: oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Federated Investors Funds – 139 portfolios; CCMI Funds-two portfolios; Regions Funds-eight portfolios; Riggs Funds-nine portfolios; and WesMark Funds-five portfolios. The Funds’ Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge and upon request, by calling 1-888-247-4505.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held

John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND TRUSTEE Began serving: August 2000	Principal Occupations: Chief Executive Officer and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

J. Christopher Donahue* Birth Date: April 11, 1949 EXECUTIVE VICE PRESIDENT AND TRUSTEE Began serving: August 2000
Principal Occupations: President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: August 2000
Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

*
Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to the positions they hold with Federated and its subsidiaries. Lawrence D. Ellis, M.D. is “interested” because his son-in-law is employed by the Funds’ principal underwriter, Federated Securities Corp., a Federated subsidiary.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held

Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: August 2000
Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children’s Hospital of Pittsburgh; Director, Member of Executive Committee, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3201 Tamiami Trail North Naples, FL TRUSTEE Began serving: August 2000
Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: August 2000
Principal Occupations: Director or Trustee of the Federated Fund Complex; Partner, Andersen Worldwide SC (prior to 9/1/97).

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: August 2000
Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: August 2000
Principal Occupation: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: August 2000
Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing, communications and technology) (prior to 9/1/00).

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

INTERESTED TRUSTEES BACKGROUND (CONT.)

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: August 2000
Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Consulting Partner, Mollica & Murray.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: August 2000
Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: August 2000
Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Other Directorships Held: Director, Walsh & Kelly, Inc. (heavy highway contractor).

Previous Position: Vice President, Walsh & Kelly, Inc.

OFFICERS**

Name Birth Date Address Positions Held with Trust	Principal Occupation(s) and Previous Positions

Peter Germain Birth Date: September 3, 1959 Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA PRESIDENT	Principal Occupations: Senior Vice President and Director of Proprietary Funds Services, Federated Services Company. Previous Positions: Senior Corporate Counsel, Federated Services Company.

John W. McGonigle Birth Date: October 26, 1938 VICE PRESIDENT AND SECRETARY	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Beth Broderick Birth Date: August 2, 1965 Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA VICE PRESIDENT	Principal Occupations: Vice President, Federated Services Company since 1999. Previous Positions: Client Services Officer, Federated Services Company from 1992 to 1997.

OFFICERS** (CONT.)

Name Birth Date Address Positions Held with Trust	Principal Occupation(s) and Previous Positions

Stephen L. Eddy Birth Date: August 10, 1962 1 Portland Square Portland, Maine 04101 VICE PRESIDENT	Principal Occupations: Senior Vice President and Director, Banknorth Funds, since 2000. Previous Position: Vice President, Retirement Plan Services, Banknorth, from 1994 to 2000.

Judith J. Mackin Birth Date: May 30, 1960 Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA VICE PRESIDENT	Principal Occupations: Vice President and Director of Administration for Mutual Fund Services Group of Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA TREASURER	Principal Occupations: Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

**	Officers do not receive any compensation from the Funds.

Thomas R. Donahue, Chief Financial Officer, Vice President, Treasurer and Assistant Secretary of Federated and an officer of its various advisory and underwriting subsidiaries, has served as a Term Member on the Board of Directors of Duquesne University, Pittsburgh, Pennsylvania, since May 12, 2000. Mr. John E. Murray, Jr., an Independent Trustee of the Trust, served as President of Duquesne from 1988 until his retirement from that position in 2001, and become Chancellor of Duquesne on August 15, 2001. It should be noted that Mr. Donahue abstains on any matter that comes before Duquesne’s Board that affects Mr. Murray personally.

Banknorth Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7010

Edgewood Services, Inc., Distributor

Investment Company Act File No. 811-10021
Cusip 06646S204
Cusip 06646S402
Cusip 06646S501
Cusip 06646S105
Cusip 06646S600
26310 (10/02)

[Logo of Banknorth Funds]

BANKNORTH LARGE CAP CORE FUND
BANKNORTH LARGE CAP VALUE FUND
BANKNORTH SMALL/MID CAP CORE FUND
BANKNORTH INTERMEDIATE BOND FUND
BANKNORTH VERMONT MUNICIPAL BOND FUND

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Banknorth Investment Advisors
Investment Adviser
AUGUST 31, 2002